                                   [GRAPHIC]


                                 Annual Report December 31, 1999



Oppenheimer

Bond Fund



                                                  [LOGO] OppenheimerFunds(R)
                                                         The Right Way to Invest

--------------------------------------------------------------------------------
REPORT HIGHLIGHTS
--------------------------------------------------------------------------------

        Strong performance from corporate bonds during the first half of the year was largely offset by weak market conditions during the second half.

        Because of their high yields and low prices in the wake of 1998's financial crises, we focused primarily on corporate bonds throughout the year.

     CONTENTS

1 President's Letter                             Average Annual
                                                 Total Returns

3 An Interview                                   For the 1-Year
  with Your Fund's                               Ended 12/31/99* Period
  Managers

                                                 Class A
                                                 Without             With
8 Fund Performance                               Sales Chg.          Sales Chg.
                                                 ------------------------------------
                                                 -1.65%              -6.32%

14 Financial                                     Class B
   Statements                                    Without             With
                                                 Sales Chg.          Sales Chg.
                                                 -----------------------------------
                                                 -2.48%              -7.07%
46 Independent
   Auditors' Report
                                                 Class C
                                                 Without             With
47 Federal Income Tax Information                Sales Chg.          Sales Chg.
                                                 ----------------------------------
                                                 -2.47%              -3.39%

48 Officers and Trustees                         Class Y
                                                 Without             With
49 OppenheimerFunds                              Sales Chg.          Sales Chg.
   Family                                        -----------------------------------
                                                 -1.37%              -1.37%

                ------------------
                Not FDIC Insured.
                No Bank Guarantee.
                May Lose Value.
                ------------------
                *See page 12 for further details.

--------------------------------------------------------------------------------
PRESIDENT'S LETTER
--------------------------------------------------------------------------------

Dear shareholder,


[PHOTO APPEARS HERE]

James C. Swain
Chairman
Oppenheimer
Bond Fund

[PHOTO APPEARS HERE]

Bridget A. Macaskill
President
Oppenheimer
Bond Fund

Whenever a new year begins--let alone a new decade or century--it makes sense to pause a moment to assess where we've been and where we're going.

        In retrospect, U.S. stocks and bonds in 1999 were subject to sudden and substantial swings in investor sentiment because of economic uncertainty. When the year began, investors were concerned that growth in the United States might slow in response to economic weakness overseas. At mid-year, investors were concerned that the economy was too strong, potentially rekindling inflationary pressures. Yet, by year end, it became clearer that while the U.S. economy grew robustly in 1999, inflation remained at low levels. Indeed, investors appeared more comfortable with the economy after the Federal Reserve
Board demonstrated its inflation-fighting resolve by raising interest rates three times between June and November.

        As is normal in a rising interest-rate environment, bond prices generally declined in 1999, led lower by U.S. Treasury bonds. In the stock market, while most major indices advanced, strong performance was mostly limited to a handful of large-capitalization growth companies, principally in the technology arena. Smaller and value-oriented stocks provided particularly lackluster returns, and overall, foreign stocks outperformed U.S. stocks in 1999.

        Looking forward, we expect the U.S. economy to remain on a moderate-growth, low-inflation course. As recent revisions of 1999's economic statistics demonstrated, the economy has defied many analysts' forecasts by growing at a strong rate, which should be positive for the bond market. Similarly, positive economic forces could help the stock market's performance broaden to include value-oriented and smaller stocks.

1 OPPENHEIMER BOND FUND

--------------------------------------------------------------------------------
PRESIDENT'S LETTER
--------------------------------------------------------------------------------

We see particularly compelling opportunities outside of the U.S. market. Many foreign stocks also ended 1999 more attractively valued than large-cap U.S. stocks, and economic trends in overseas markets could lead to higher stock prices. In Europe, corporate restructuring has just begun, giving companies there the same potential for cost-cutting and productivity improvements that U.S. companies enjoyed 10 years ago. In Japan and Asia, economic recovery is expected to gain strength, which could allow stocks to rally from relatively low levels.

        Another 1999 trend that should remain in force in 2000 is the growth of businesses related to the Internet. The rise of e-commerce has been good for consumers and the economy because of greater price competition, which has helped keep inflation under control. The Internet has also been good for investors, as even companies with no earnings have seen their stock prices soar. Clearly, while the Internet is here to stay, not all "dot-com" companies will survive, and many of these high-flying Internet stocks will eventually--and perhaps very suddenly--return to more reasonable levels. The long--term winners are most likely to be companies that support the Internet's growth with content or infrastructure.

        What else is in store for investors in 2000? While we do not have an infallible crystal ball, we believe that in almost any investment environment, consistent success stems from an unwavering focus on fundamental investment principles such as maintaining a long-term perspective, using diversification to manage risks, and availing oneself of the services of a knowledgeable financial advisor. Indeed, these principles serve as the foundation for every investment we offer, helping to make OppenheimerFunds The Right Way to Invest in 2000 and beyond.

Sincerely,


/s/ James C.Swain       /s/ Bridget A. Macaskill

James C. Swain           Bridget A. Macaskill


January 24,2000

These general market views represent opinions of OppenheimerFunds,Inc. and are not intended to predict or depict performance of any particular fund. Specific discussion, as it applies to your Fund, is contained in the pages that follow.

2 OPPENHEIMER BOND FUND

--------------------------------------------------------------------------------
AN INTERVIEW WITH YOUR FUND'S MANAGERS
--------------------------------------------------------------------------------

[PHOTO APPEARS HERE]

Portfolio Management
Team (l to r)
David Negri
John Kowalik

How did Oppenheimer Bond Fund perform over the fiscal year that ended December 31, 1999?

A. We were disappointed with the Fund's performance in a very challenging investment environment. During much of the year, stronger-than-expected economic growth in both domestic and overseas markets fueled investors' concerns that inflationary pressures might re-emerge. As a result, interest rates and most bond yields rose. Because bond yields and prices move in opposite directions, higher interest rates eroded the value of many fixed income securities.

        However, because we took advantage of low prices early in the year, the Fund benefited from our focus on corporate securities and other higher yielding bonds. During the first half of the year, price erosion was less severe for corporate bonds than it was for U.S. Treasury bonds.During the second half of the year, our holdings of corporate securities provided above-average yields, which partially offset renewed price declines caused primarily by Y2K-related concerns.

What economic forces prevailed when the reporting period began?

When the reporting period began, the U.S. bond market had just emerged from virtually unprecedented turmoil. The global credit and currency crisis had caused U.S. and foreign investors to flock to U.S. Treasury securities as a way to avoid riskier types of bonds such as corporate securities. The effects of the global financial crisis were intensified by the failure of a large U.S. hedge fund, which was forced to sell bonds into a marketplace with few buyers, causing virtually all bond prices except U.S. Treasury securities to decline sharply.

3 OPPENHEIMER BOND FUND

--------------------------------------------------------------------------------
AN INTERVIEW WITH YOUR FUND'S MANAGERS
--------------------------------------------------------------------------------

How did investors and economic policy makers respond to the bond market's problems?

Central banks throughout the world, including the U.S. Federal Reserve
Board, responded to last fall's market crisis by reducing short-term interest rates. This strategy appears to have worked, as evidence emerged soon after the start of 1999 that the crisis was easing.

        With their recession-related concerns largely resolved, investors once again became comfortable with riskier, higher yielding fixed income securities during the first four months of the year. As a result, prices of U.S. Treasury securities declined. However, the flow of money back into corporate and mortgage-related securities helped support a rally in these bonds'prices.

        Beginning in May, however, prices of higher yielding bonds began to decline again because of Y2K-related concerns. Many issuers of corporate bonds decided to "play it safe" by issuing bonds in the spring that they otherwise would have issued closer to year-end. This sudden flood of supply caused corporate bond prices to weaken. Prices, while volatile, generally remained low through the end of the year because of decreased demand from investors who were also concerned about Y2K effects.

4 OPPENHEIMER BOND FUND

Average Annual Total Returns

For the Periods Ended 12/31/99(1)

Class A
1-Year      5-Year      10-Year
------------------------------------------
-6.32%      5.96%       6.48%

Class B                 Since
1-Year      5-Year      Inception
------------------------------------------
-7.07%      5.86%       4.51%

Class C                 Since
1-Year      5-Year      Inception
------------------------------------------
-3.39%      N/A         4.29%

Class Y                 Since
1-Year      5-Year      Inception
------------------------------------------
-1.37%      N/A         1.76%
------------------------------------------
Standardized Yields(2)
For the 30 Days Ended 12/31/99
------------------------------------------
Class A     6.84%
------------------------------------------
Class B     6.44
------------------------------------------
Class C     6.44
------------------------------------------
Class Y     7.64
------------------------------------------

Why did the Federal Reserve Board raise interest rates in the second half of 1999?

During the summer and fall of 1999, the Federal Reserve reversed its course by raising short-term interest rates three times, effectively offsetting all of last fall's rate reductions. They took this action primarily because of concerns that the U.S. economy might be growing too fast, potentially reigniting inflationary pressures. These concerns about economic overheating stood in stark contrast to the fears of economic weakness that prevailed at the start of the year.

While the U.S. economy continued to grow robustly throughout the year, the inflation rate remained low. Many economists attribute the unusual absence of inflationary pressures in a fast-growing economy to productivity improvements and intensified competition among companies doing business in global markets.

How was the Fund managed in this environment?

When the period began, we took advantage of the bond market's weakness and purchased corporate bonds that we believed had been more severely punished than circumstances warranted. As it turned out, recovery from last year's market crises generally offset the price erosion caused by higher interest rates over the first half of the year, enabling the Fund to benefit from the relatively high yields these securities provided.

1. See page 12 for further details.
2. Standardized yield is based on net investment income for the 30-day period ended December 31, 1999. Falling share prices will tend to artificially raise yields.

                5 OPPENHEIMER BOND FUND

--------------------------------------------------------------------------------
AN INTERVIEW WITH YOUR FUND 'S MANAGERS
--------------------------------------------------------------------------------

When the bond market weakened during the period of heavy issuance in the spring and summer, we maintained our emphasis on corporate securities and other higher yielding bonds. Although this stance contributed to higher-than-normal volatility within the Fund, we were able to lock in prevailing high yields.

In what areas of the bond market did you find attractive values?

Corporate bonds rated below investment grade, also called high yield bonds, provided particularly attractive values early in the year. In fact, the high yield market provided higher returns than most other sectors during the reporting period, helping us enhance the Fund's overall yield.

        Within the investment grade corporate bond sector, we emphasized longer maturity securities, including 30-year bonds. We even purchased a few 100-year bonds from large, well-known companies because of their higher yields.

        During the second half of the reporting period, after Y2K concerns caused corporate bond prices to fall, we found particularly attractive values in fixed income securities issued by insurance companies. By year-end, these bonds had appreciated to fair value, in our opinion.

3. Portfolio is subject to change. Percentages are based on total market value of investments as of December 31, 1999. Average credit quality and rating allocations include rated securities and those not rated by a national rating organization (currently 15.8% of total investments) but to which ratings given above have been assigned by the Manager for internal purposes as being comparable, in the Manager's judgment, to securities rated by a rating agency in the same category. Under normal market conditions, the Fund invests at least 65% of its assets in investment grade securities. Securities rated below investment grade (up to 35% of Fund's assets) carry a greater risk of default. While the Fund has generally invested under 10% of its assets in foreign securities, which are subject to exchange rate and political uncertainties, it is not restricted to any amount by prospectus.

6 OPPENHEIMER BOND FUND

Credit Allocation(3)


 . Treasury/
  Agency       19.9%

 . AAA/AA        1.8

 . A/BBB        55.4

 . BB/B         21.3

 . CCC/C         0.9
  Other
  Securities    0.7

We have also maintained a modest position in highly liquid U.S. Treasury securities in order to take advantage of any Y2K-related opportunities that may arise. In our view, the Fund's broadly diversified portfolio positions us well for the rally we expect after 2000 begins and Y2K fears dissipate. Taking advantage of such opportunities is what makes Oppenheimer Bond Fund an important part of

The Right Way to Invest.

Corporate Bonds & Notes--Top Ten Sectors/4/
---------------------------------------------------------------------
Financial                                                      46.2%
---------------------------------------------------------------------
Service                                                         9.1
---------------------------------------------------------------------
Retail                                                          7.5
---------------------------------------------------------------------
Media/Entertainment: Cable/Wireless Video                       5.7
---------------------------------------------------------------------
Utility                                                         4.1
---------------------------------------------------------------------
Energy                                                          3.7
---------------------------------------------------------------------
Housing                                                         3.3
---------------------------------------------------------------------
Transportation                                                  2.8
---------------------------------------------------------------------
Media/Entertainment: Telecommunications                         2.7
---------------------------------------------------------------------
Media/Entertainment: Wireless Communications                    2.0
---------------------------------------------------------------------

Top Five Holdings by Issuer/5/
---------------------------------------------------------------------
U.S. Treasury                                                   7.7%
---------------------------------------------------------------------
Federal Home Loan Mortgage Corp.                                6.7
---------------------------------------------------------------------
Federal National Mortgage Assn.                                 3.9
---------------------------------------------------------------------
Conseco, Inc.                                                   3.2
---------------------------------------------------------------------
Nordbanken AB                                                   2.6


4. Portfolio is subject to change. Percentages are as of December 31, 1999, and are based on total market value of corporate bonds and notes.
5. Portfolio is subject to change. Percentages are as of December 31, 1999, and are based on total market value of investments.

7 OPPENHEIMER BOND FUND

--------------------------------------------------------------------------------
FUND PERFORMANCE
--------------------------------------------------------------------------------

How has the Fund performed?

Below is a discussion, by the Manager, of the Fund's performance during its fiscal year ended December 31, 1999, followed by a graphical comparison of the Fund's performance to an appropriate broad-based market index.

Management's discussion of performance. During the Fund's fiscal year that ended December 31, 1999, Oppenheimer Bond Fund's performance was strongly influenced by adverse economic and market conditions, including inflation fears, rising interest rates and Y2K-related concerns. However, the deleterious effects of these influences were partly offset by the management team's focus on corporate bonds, including high yield bonds. In the portfolio managers' opinion, many corporate bonds represented attractive values early in the year, and the Fund subsequently benefited from this market sector's rally. Later in the year, when corporate bond issuance patterns were disrupted by Y2K-related concerns, cor-porate bonds' relatively high yields helped cushion the Fund from the effects of falling prices. The Fund's portfolio holdings, allocations and investment style are subject to change.

Comparing the Fund's performance to the market. The graphs that follow show the performance of a hypothetical $10,000 investment in each Class of the Fund held until December 31, 1999. In the case of Class A shares, performance is measured over a 10-year period. In the case of Class B shares, performance is measured from the inception of the class on May 3, 1993. In the case of Class C shares, performance is measured from the inception of the class on July 11, 1995. In the case of Class Y shares, performance is measured from the inception of the class on April 27, 1998. The Fund's performance reflects the deduction of the maximum initial sales charge on Class A shares, the applicable contingent deferred sales charge on Class B and Class C shares, and reinvestments of all dividends and capital gains distributions.

8 OPPENHEIMER BOND FUND

The Fund's performance is compared to the performance of the Lehman Brothers Corporate Bond Index, a broad-based, unmanaged index of publicly issued nonconvertible investment grade corporate debt of U.S. issuers, widely recognized as a measure of the U.S. fixed-rate corporate bond market. Index performance reflects the reinvestment of income but does not consider the effect of transaction costs, and none of the data in the graphs shows the effect of taxes. The Fund's performance reflects the effects of the Fund's business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the investments in the index.

9 OPPENHEIMER BOND FUND

--------------------------------------------------------------------------------
FUND PERFORMANCE
--------------------------------------------------------------------------------

Class A Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
Oppenheimer Bond Fund (Class A)
and Lehman Brothers Corporate Bond Index

                                  [LINE GRAPH]

Average Annual Total Return of Class A Shares of the Fund at 12/31/99/1/ 1-Year -6.32% 5-Year 5.96% 10-Year 6.48%



Class B Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
Oppenheimer Bond Fund (Class B)
and Lehman Brothers Corporate Bond Index

                                  [LINE GRAPH]

Average Annual Total Return of Class B Shares of the Fund at 12/31/99/1/ 1-Year -7.07% 5-Year 5.86% Life 4.51%



10 OPPENHEIMER BOND FUND

Class C Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
Oppenheimer Bond Fund (Class C)
and Lehman Brothers Corporate Bond Index

                                  [LINE GRAPH]

Average Annual Total Return of Class C Shares of the Fund at 12/31/99/1/ 1-Year -3.39% Life 4.29%


Class Y Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
Oppenheimer Bond Fund (Class Y)
and Lehman Brothers Corporate Bond Index

                                  [LINE GRAPH]

Average Annual Total Return of Class Y Shares of the Fund at 12/31/99/1/ 1-Year -1.37% Life 1.76%

The performance information for the Lehman Brothers Corporate Bond Index begins on 12/31/89 for Class A, 4/30/93 for Class B,6/30/95 for Class C and 4/30/98 for Class Y.
1. See page 12 for further details.
Past performance is not predictive
of future performance. Graphs are not drawn to same scale.

11 OPPENHEIMER BOND FUND

--------------------------------------------------------------------------------
NOTES
--------------------------------------------------------------------------------

                        In reviewing performance and rankings, please remember that past performance does not guarantee future results. Investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. The Fund's performance may from time to time be subject to substantial short-term changes, particularly during periods of market or interest rate volatility. For updates on the Fund's performance, please contact your financial advisor, call us at 1.800.525.7048 or visit our website, www.oppenheimerfunds.com.

                        Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown.

                        Class A shares were first publicly offered on 4/15/88.The Fund's maximum sales charge for Class A shares was lower prior to 3/29/91, so actual performance may have been higher. Class A returns include the current maximum initial sales charge of 4.75%.

                        Class B shares of the Fund were first publicly offered on 5/3/93. Class B returns include the applicable contingent deferred sales charge of 5% (1-year) and 1% (5-year). Because Class B shares convert to Class A shares 72 months after purchase, the "life of class" return for Class B uses Class A performance for the period after conversion. Class B shares are subject to an annual 0.75% asset-based sales charge.

                        Class C shares of the Fund were first publicly offered on 7/11/95. Class C returns include the contingent deferred sales charge of 1% for the 1-year period. Class C shares are subject to an annual 0.75% asset-based sales charge. Class Y shares of the Fund were first publicly offered on 4/27/98. Class Y shares are offered only to certain institutional investors under special agreement with the Distributor.

                        An explanation of the different performance calculations is in the Fund's prospectus.



12 OPPENHEIMER BOND FUND

                                                                      Financials

13 OPPENHEIMER BOND FUND

--------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS                            December 31,1999
--------------------------------------------------------------------------------


                                                                                     Face             Market Value
                                                                                 Amount/1/              See Note 1
Asset-Backed Securities--0.1%
Dayton Hudson Credit Card Master Trust, Asset-Backed
Certificates,
Series 1997-1, Cl.A, 6.25%, 8/25/05                                            $   125,000            $   121,796
----------------------------------------------------------------------------------------------------------------------
IROQUOIS Trust, Asset-Backed Amortizing Nts., Series
1997-2, Cl.A,
6.752%,  6/25/07 /2/                                                               120,855                118,429
----------------------------------------------------------------------------------------------------------------------
Olympic Automobile Receivables Trust, Automobile
Receivables-Backed Nts.:
Series 1996-A, Cl.A-4, 5.85%, 7/15/01                                               14,925                 14,883
Series 1997-A, Cl.A-5, 6.80%, 2/15/05                                              150,000                149,203
                                                                                                      ----------------
Total Asset-Backed Securities (Cost $410,496)                                                             404,311
=======================================================================================================================
Mortgage-Backed Obligations--32.3%
----------------------------------------------------------------------------------------------------------------------
Government Agency--12.1%
----------------------------------------------------------------------------------------------------------------------
FHLMC/FNMA/Sponsored--10.5%
Federal Home Loan Mortgage Corp., Certificates of
Participation:
9%, 3/1/17                                                                         240,534                250,779
Series 17-039, 13.50%, 11/1/10                                                      24,430                 27,510
Series 17-094, 12.50%, 4/1/14                                                       10,945                 12,136
----------------------------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp., Collateralized
Mtg. Obligations,
Gtd. Multiclass Mtg. Participation Certificates:
Series 151, Cl.F, 9%, 5/15/21                                                      528,711                546,223
Series 1343, Cl.LA, 8%, 8/15/22                                                  1,600,000              1,616,496
Series 1711, Cl.EA, 7%, 3/15/24                                                    200,000                193,312
Series 1714, Cl.M, 7%, 8/15/23                                                   1,000,000                972,500
----------------------------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp., Gtd. Multiclass Mtg
Participation Certificates:
6%, 3/1/09                                                                         198,727                191,520
Series 1843, Cl.VB, 7%, 4/15/03                                                     85,000                 85,000
Series 1849, Cl.VA, 6%, 12/15/10                                                   150,528                148,787
----------------------------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp., Gtd. Real Estate Mtg. Investment
Conduit Pass-Through Certificates, Series                                          850,000                797,665
2054, Cl.TE, 6.25%, 4/15/24
----------------------------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp., Interest Only Stripped Mtg.-Backed
Security:
Series 194, Cl.IO, 10.159%, 4/1/283                                              8,238,932              2,754,249
Series 197, Cl.IO, 11.419%, 4/1/283                                              7,759,157              2,540,518
Series 202, Cl.IO, 10.115%, 4/1/293                                             15,957,578              5,482,924
Series 202, Cl.IO, 10.086%, 4/1/293                                             10,224,316              3,513,011
Series 1583, Cl.IC, 12.702%, 1/15/203                                              293,501                 24,672
Series 1661, Cl.PK, 14.096%, 11/15/063                                             223,834                  6,715
Series 2178, Cl.PI, 10.359%, 8/15/293                                           13,825,000              3,305,039
----------------------------------------------------------------------------------------------------------------------
Federal National Mortgage Assn.:
6%, 12/1/03                                                                        111,392                109,315
6.50%, 4/1/26                                                                      138,138                131,016
7%, 4/1/00-11/1/25                                                                 564,492                554,952
7.50%, 2/1/08-3/1/08                                                               269,275                270,959
11%, 7/1/16                                                                      2,044,449              2,235,319



14 OPPENHEIMER BOND FUND


                                                                                Face            Market Value
                                                                            Amount/1/             See Note 1
----------------------------------------------------------------------------------------------------------------------
FHLMC/FNMA/Sponsored Continued
Federal National Mortgage Assn., Collateralized
Mtg. Obligations, Gtd
Real Estate Mtg. Investment Conduit Pass-Through Certificates:
Trust 1992-34, Cl. G,8%,3/25/22                                           $   540,000            $   546,410
Trust 1993-190, Cl. Z,5.85%,7/25/08                                            83,403                 82,726
----------------------------------------------------------------------------------------------------------------------
Federal National Mortgage Assn., Gtd.Mtg.Pass-Through
Certificates,
8%, 8/1/17                                                                    183,902                185,361
----------------------------------------------------------------------------------------------------------------------
Federal National Mortgage Assn., Gtd. Real Estate Mtg. Investment
Conduit Pass-Through Certificates, Trust
1995-4, Cl. PC,8%,5/25/25                                                     869,210                869,210
----------------------------------------------------------------------------------------------------------------------
Federal National Mortgage Assn., Interest-Only Stripped
Mtg.-Backed Security,
Trust 294, Cl.2,10.581%-17.584%, 2/1/28 /3/                                24,433,603              8,036,365
                                                                                                  ----------
                                                                                                  35,490,689
----------------------------------------------------------------------------------------------------------------------
GNMA/Guaranteed--1.6%
Government National Mortgage Assn.:
6.625%, 7/20/27                                                               103,508                104,301
7%, 7/15/09-7/20/25                                                           587,447                589,068
8%, 6/15/05-8/15/28                                                         3,673,328              3,717,129
9%, 2/15/09-6/15/09                                                           200,568                211,439
10%, 11/15/09                                                                 157,183                168,020
10.50%, 12/15/17-5/15/21                                                      184,040                200,519
11%, 10/20/19                                                                 398,598                437,431
12%, 5/15/14                                                                      885                    991
13%, 12/15/14                                                                  17,969                 20,530
                                                                                                  ----------
                                                                                                   5,449,428
----------------------------------------------------------------------------------------------------------------------
Private--20.2%
----------------------------------------------------------------------------------------------------------------------
Commercial--17.0%
AMRESCO Commercial Mortgage Funding I Corp., Multiclass Mtg
Pass-Through Certificates, Series 1997-C1, Cl. G, 7%, 6/17/29 /2/             150,000                115,406
----------------------------------------------------------------------------------------------------------------------
Asset Securitization Corp., Commercial Mtg. Pass-Through
Certificates:
Series 1996-D3, Cl.A5, 8.142%, 10/13/26 /4/                                   800,000                705,500
Series 1996-MD6, Cl.A5, 7.163%, 11/13/26 /4/                                2,000,000              1,903,750
Series 1997-D4, Cl.B1, 7.525%, 4/14/29 /4/                                    333,000                237,471
Series 1997-D4, Cl.B2, 7.525%, 4/14/29 /4/                                    333,000                231,019
Series 1997-D4, Cl.B3, 7.525%, 4/14/29 /4/                                    334,000                210,420
Series 1997-D5, Cl.A6, 7.186%, 2/14/41 /4/                                  1,500,000              1,213,594
Series 1997-D5, Cl.B1, 6.93%, 2/14/41                                       2,000,000              1,326,562
Series 1998-MD6, Cl.A3, 7.227%, 3/17/28 /4/                                 2,625,000              2,362,500
----------------------------------------------------------------------------------------------------------------------
Asset Securitization Corp., Interest-Only Stripped Mtg.-Backed
Security, Series 1997-D5, Cl.PS1, 8.181%, 2/14/41/3/                        6,085,933                520,157
----------------------------------------------------------------------------------------------------------------------
Capital Lease Funding Securitization LP, Interest-Only
Corporate-Backed Pass-Through Certificates, Series
1997-CTL1, 9.593%, 6/22/24 /2,3/                                           12,948,710                511,879
----------------------------------------------------------------------------------------------------------------------
CBA Mortgage Corp., Mtg. Pass-Through Certificates, Series 1993-C1,
Cl.E, 6.72%, 12/25/03 /2,4/                                                   250,000                214,922
----------------------------------------------------------------------------------------------------------------------
CMC Securities Corp. I, Collateralized Mtg. Obligations, Series
1993-D, Cl. D-3, 10%, 7/25/23                                                  51,336                 50,919




15 OPPENHEIMER BOND FUND

--------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS Continued
--------------------------------------------------------------------------------


                                                                         Face     Market Value
                                                                       Amount/1/    See Note 1
----------------------------------------------------------------------------------------------
Commercial Continued
Commercial Mortgage Acceptance Corp., Interest-Only Stripped
Mtg.-Backed Security, Series
1996-C1 ,Cl.X-2,22.983%, 12/25/20 /23/                             $18,568,607   $   232,108
----------------------------------------------------------------------------------------------
Commercial Mortgage Asset Trust, Series 1999-C1,Cl.C, 7.35%,
8/17/13                                                              5,250,000     4,803,750
----------------------------------------------------------------------------------------------
CRIIMI MAE Trust I, Commercial Mortgage Trust, Series 1998-C1,
Cl.A1,7%, 11/2/06 /2/                                                1,812,000     1,603,054
----------------------------------------------------------------------------------------------
CS First Boston Mortgage Securities
Corp., Mtg.Pass-Through
Certificates, Series 1997-C2, Cl.F, 6.85%, 12/17/07                  1,750,000     1,645,000
----------------------------------------------------------------------------------------------
FDIC Trust, Gtd. Real Estate Mtg. Investment Conduit
Pass-Through
Certificates, Series 1994-C1:
Cl.2-D, 8.70%, 9/25/25                                               1,000,000       965,000
Cl.2-E, 8.70%, 9/25/25                                               1,000,000       974,375
----------------------------------------------------------------------------------------------
First Union-Lehman Brothers Commercial Mortgage Trust, Commercial
Mtg. Pass-Through Certificates,Series                                2,000,000     1,568,750
1998-C2, Cl.E, 6.778%, 5/18/13
----------------------------------------------------------------------------------------------
General Motors Acceptance Corp., Collateralized
Mtg. Obligations:
Series 1997-C2, Cl.D,7.192%, 1/15/08                                 1,500,000     1,312,500
Series 1997-C2, Cl.F, 6.75%, 4/16/29                                 1,000,000       600,312
Series 1998-C1, Cl.E,7.088%, 3/15/11 /4/                             1,500,000     1,332,656
----------------------------------------------------------------------------------------------
GS Mortgage Securities Corp.II,  Commercial
Mtg. Pass-Through
Certificates, Series 1997-CL1,Cl.F:
7.155%, 7/13/30 /4/                                                  1,000,000       936,875
7.625%, 7/13/30 /4/                                                  1,000,000       869,687
----------------------------------------------------------------------------------------------
Merrill Lynch Mortgage Investors, Inc., Mtg.Pass-Through
Certificates:
Series 1996-C1, Cl.D,7.42%, 4/25/28                                  1,500,000     1,425,703
Series 1997-C2, Cl.D,7.004%, 12/10/29 /4/                            1,000,000       904,375
----------------------------------------------------------------------------------------------
Morgan Stanley Capital I, Inc., Commercial Mtg. Pass-Through
Certificates:
Series 1996-C1, Cl.D1, 7.421%, 2/15/28 /24 /                         1,000,000       953,906
Series 1996-C1, Cl.E, 7.421%,  3/15/06 /24/                          1,100,000       901,828
Series 1997-HF1, Cl.F,6.86%, 2/15/10 /2/                               225,000       172,266
Series 1997-RR,Cl.E,7.718%, 4/30/39 /24/                               400,021       246,951
Series 1997-RR, Cl.F, 7.649%, 4/30/39 /2/                              400,021       204,136
----------------------------------------------------------------------------------------------
Nations Commercial Corp., NB Commercial Mtg. Pass-Through
Certificates, Series DMC, Cl.B,8.562%, 8/12/11 /2/                   3,000,000     2,715,938
----------------------------------------------------------------------------------------------
NC Finance Trust, Collateralized Mtg. Obligations, Series 1999-I,
Cl.ECFD, 8.75%, 12/25/28                                             8,285,263     8,049,651
----------------------------------------------------------------------------------------------
Option One Mortgage Trust, Collateralized Mtg. Obligations:
Series 1999-1A, 10.06%, 3/1/29 /2/                                   3,314,686     3,267,038
Series 1999-3, Cl.BB, 10.80%, 12/15/29                               3,371,745     3,348,565
----------------------------------------------------------------------------------------------
PNC Mortgage Securities Corp., Commercial Mtg. Pass-Through
Certificates, Series 1995-2,Cl.A3, 6.50%, 2/25/12                       20,775        20,692
----------------------------------------------------------------------------------------------
Resolution Trust Corp., Commercial Mtg. Pass-Through Certificates:
Series 1994-C1, Cl.C, 8%, 6/25/26                                    1,160,794     1,154,084
Series 1995-C1, Cl.D, 6.90%, 2/25/27                                 2,500,000     2,429,492
----------------------------------------------------------------------------------------------
Salomon Brothers Mortgage Securities VII, Series 1996-C1, Cl.E,
9.184%, 1/20/06                                                        700,000       640,938



16 OPPENHEIMER BOND FUND



                                                                          Face   Market Value
                                                                       Amount/1/   See Note 1
----------------------------------------------------------------------------------------------
Commercial Continued
Structured Asset Securities Corp., Multiclass Pass-Through
Certificates:
Series 1996-C3,Cl.D,8%,6/25/30 /2/                                $  2,104,086   $  2,100,799
Series 1999-1,10%,8/25/28                                            2,668,613      2,638,592
                                                                                   ----------
                                                                                   57,623,120
----------------------------------------------------------------------------------------------
Multi-Family--0.6%
Countrywide Funding Corp., Mtg. Pass-Through Certificates, Series
1994-10,Cl.A3,6%,5/25/09                                               250,000        243,750
----------------------------------------------------------------------------------------------
Mortgage Capital Funding, Inc., Commercial Mtg. Pass-Through
Certificates, Series 1997-MC1,Cl.F,7.452%,5/20/07 /2/                  254,890        192,840
----------------------------------------------------------------------------------------------
Mortgage Capital Funding, Inc., Multifamily Mtg. Pass-Through
Certificates, Series 1996-MC1,Cl.G,7.15%,6/15/06 /6/                 2,250,000      1,736,719
                                                                                    ---------
                                                                                    2,173,309

----------------------------------------------------------------------------------------------
Other--0.0%
Salomon Brothers Mortgage Securities VI, Interest-Only Stripped
Mtg.-Backed Security, Series 1987-3,Cl.B,16.341%,10/23/17 /3/           57,595         15,677
----------------------------------------------------------------------------------------------
Salomon Brothers Mortgage Securities VI, Principal-Only Stripped
Mtg.-Backed Security,Series 1987-3,Cl.A,6.717%,10/23/17 /7/             85,230         68,877
                                                                                    ---------
                                                                                       84,554

----------------------------------------------------------------------------------------------
Residential--2.6%
CS First Boston Mortgage Securities Corp.,Mtg.Pass-Through
Certificates:
Series                                                               1,000,000        814,375
1997-C1,Cl.E,7.50%,3/1/11 /2/
Series 1998-C1,Cl.F,6%,5/17/40 /2/                                   2,500,000      1,400,000
Series 1999-C1,Cl.C,7.682%,9/15/09 /4/                               3,500,000      3,436,562
----------------------------------------------------------------------------------------------
First Chicago/Lennar Trust 1, Commercial Mtg. Pass-Through
Certificates,Series 1997:
Cl.D,8.126%,5/25/08 /2,4/                                              750,000        585,000
Cl.E,8.126%,2/25/11 /2,4/                                              750,000        502,500
----------------------------------------------------------------------------------------------
GE Capital Mortgage Services, Inc., Gtd. Real Estate
Mtg.Investment
Conduit Pass-Through Certificates, Series                              198,885        175,330
1994-7,Cl.A18,6%,2/25/09
----------------------------------------------------------------------------------------------
NationsBank Trust, Lease Pass-Through Certificates, Series
1997A-1,
7.442%,1/10/11 /4/                                                     500,000        477,813
----------------------------------------------------------------------------------------------
Residential Funding Mortgage Securities I, Inc., Mtg. Pass-Through
Certificates, Series 1993-S10,Cl.A9,8.50%,2/25/23
      78,503         79,019
----------------------------------------------------------------------------------------------
Ryland Mortgage Securities Corp. III, Sub. Bonds, Series 1992-A,
Cl.1A,8.259%,3/29/30 /4/                                               204,852        201,908
----------------------------------------------------------------------------------------------
Salomon Brothers Mortgage Securities VII, Series 1996-B,
Cl.1,6.581%,4/25/26 /2/                                              1,894,500      1,249,778
                                                                                  -----------
                                                                                    8,922,285
                                                                                  -----------
Total Mortgage-Backed Obligations (Cost $113,464,973)                             109,743,385
                                                                                  -----------

17 OPPENHEIMER BOND FUND

--------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS Continued
--------------------------------------------------------------------------------


                                                                             Face  Market Value
                                                                          Amount/1/  See Note 1
--------------------------------------------------------------------------------------------------
U.S. Government Obligations--7.6%
U.S. Treasury Bonds,5.25%,2/15/29                                     $ 1,650,000   $ 1,365,375
--------------------------------------------------------------------------------------------------
U.S. Treasury Nts.:
5.875%, 8/15/09 /5,8/                                                  18,850,000    18,266,837
6.25%, 8/31/02                                                          6,200,000     6,198,066
                                                                                    --------------
Total U.S. Government Obligations (Cost $26,252,451)                                 25,830,278

--------------------------------------------------------------------------------------------------
Foreign Government Obligations--1.3%
Israel (State of) Bonds,7.25%,12/15/28 (Cost $4,917,225)                5,250,000     4,516,186

--------------------------------------------------------------------------------------------------
Loan Participations--0.7%
Ferrell Companies,Inc.,10.18% Sr.Sec.Nts.,7/17/06 /2,4/                 1,700,000     1,691,500
--------------------------------------------------------------------------------------------------
Shoshone Partners Loan Trust Sr.Nts.,7.955%,4/28/02 (representing a basket of reference loans and a total return swap
between Chase Manhattan Bank and the Trust) /2,4/                         750,000       736,900
                                                                                    --------------
Total Loan Participations (Cost $2,434,766)                                           2,428,400

--------------------------------------------------------------------------------------------------
Corporate Bonds and Notes--51.9%
--------------------------------------------------------------------------------------------------
Aerospace/Defense--0.7%
Amtran,Inc.,9.625% Nts.,12/15/05                                          200,000       193,000
--------------------------------------------------------------------------------------------------
Atlas Air, Inc.:
8.01% Nts.,1/2/10                                                         937,399       880,861
9.375% Sr.Unsec.Nts.,11/15/06                                           1,000,000       970,000
10.75% Sr.Nts.,8/1/05                                                     125,000       128,125
--------------------------------------------------------------------------------------------------
SC International Services,Inc.,9.25% Sr. Sub. Nts., Series
B,9/1/07                                                                  100,000        94,500
                                                                                    --------------
                                                                                      2,266,486

--------------------------------------------------------------------------------------------------
Chemicals--0.9%
Equistar Chemicals LP,7.55% Unsec.Debs.,2/15/06                         1,750,000     1,422,204
--------------------------------------------------------------------------------------------------
Lyondell Chemical Co.,9.875% Sec. Nts., Series B,5/1/07                   350,000       358,750
--------------------------------------------------------------------------------------------------
Morton International,Inc.,9.25% Credit Sensitive                           85,000        94,429
Nts.,6/1/20
--------------------------------------------------------------------------------------------------
NLIndustries,Inc.,11.75% Sr.Sec.Nts.,10/15/03                             492,000       511,680
--------------------------------------------------------------------------------------------------
Pioneer Americas Acquisition Corp.,9.25% Sr.Nts.,6/15/07                  100,000        79,500
--------------------------------------------------------------------------------------------------
Polymer Group,Inc.,9% Sr.Sub.Nts.,7/1/07                                  150,000       146,250
--------------------------------------------------------------------------------------------------
PPG Industries,Inc.,9% Debs.,5/1/21                                        85,000        95,202
--------------------------------------------------------------------------------------------------
Sovereign Specialty Chemicals,Inc.,9.50%
Sr. Unsec. Sub.  Nts., Series B,8/1/07                                    175,000       176,750
--------------------------------------------------------------------------------------------------
Sterling Chemicals,Inc.,12.375% Sr. Sec. Nts., Series                     100,000       104,000
B,7/15/06
--------------------------------------------------------------------------------------------------
ZSC Specialty Chemical plc,11% Sr.Nts.,7/1/09 /6/                         200,000       208,500
                                                                                      ---------
                                                                                      3,197,265

18 OPPENHEIMER BOND FUND

                                                                   Face    Market Value
                                                               Amount/1/     See Note 1

---------------------------------------------------------------------------------------
Consumer Durables--0.1%
Icon Health & Fitness,Inc.,12% Unsec.Nts.,7/15/05 /2/        $   111,000   $    61,050
---------------------------------------------------------------------------------------
TAG Heuer International SA,12% Sr.Sub.Nts.,12/15/05 /2/          370,000       405,735
                                                                               -------
                                                                               466,785

---------------------------------------------------------------------------------------
Consumer Non-Durables--0.2%
Bell Sports,Inc.,11% Sr. Unsec. Sub. Nts., Series B,8/15/08      125,000       125,625
---------------------------------------------------------------------------------------
Fruit of the Loom,Inc.,8.875% Sr.Unsec.Nts.,4/15/06 /9/           50,000         2,750
---------------------------------------------------------------------------------------
Kimberly-Clark Corp.,7.875% Debs.,2/1/23                          85,000        83,530
---------------------------------------------------------------------------------------
Phillips-Van Heusen Corp.,9.50% Sr.Unsec.Sub.Nts.,5/1/08         250,000       233,750
---------------------------------------------------------------------------------------
Styling Technology Corp.,10.875% Sr.Unsec.Sub.Nts.,7/1/08 /2/    145,000        51,475
                                                                               -------
                                                                               497,130

---------------------------------------------------------------------------------------
Energy--1.9%
Eastern Energy Ltd.,6.75% Sr.Nts.,12/1/06 /6/                  2,000,000     1,858,902
---------------------------------------------------------------------------------------
Gulf Canada Resources Ltd.,8.25% Sr.Nts.,3/15/17                  75,000        65,474
---------------------------------------------------------------------------------------
Louisiana Land & Exploration Co.,7.65% Debs.,12/1/23             100,000        94,432
---------------------------------------------------------------------------------------
McDermott,Inc.,9.375% Nts.,3/15/02                               100,000       102,305
---------------------------------------------------------------------------------------
Murphy Oil Corp.,7.05% Sr.Unsec.Nts.,5/1/29                    2,795,000     2,513,837
---------------------------------------------------------------------------------------
Occidental Petroleum Corp.,11.125% Sr.Debs.,6/1/19             1,045,000     1,102,692
---------------------------------------------------------------------------------------
Ocean Rig Norway AS,10.25% Sr.Sec.Nts.,6/1/08                    200,000       167,000
---------------------------------------------------------------------------------------
RBF Finance Co.,11% Sr.Sec.Nts.,3/15/06                          245,000       262,150
---------------------------------------------------------------------------------------
Stone Energy Corp.,8.75% Sr.Sub.Nts.,9/15/07                     300,000       294,000
---------------------------------------------------------------------------------------
Williams Holdings of Delaware,Inc.,6.25% Sr.Unsec.Debs.,2/1/06   100,000        93,014
                                                                             ---------
                                                                             6,553,806

---------------------------------------------------------------------------------------
Financial--24.0%
Aetna Services,Inc.,8% Debs.,1/15/17                             553,000       531,682
---------------------------------------------------------------------------------------
American General Institutional Capital B,8.125% Bonds,
Series B,3/15/46 /6/                                              75,000        75,103
---------------------------------------------------------------------------------------
Astoria Capital Trust I,9.75% Gtd.Nts.,11/1/29 /6/             1,750,000     1,734,105
---------------------------------------------------------------------------------------
BHP Finance USA Ltd.,7.25% Nts.,3/1/16                         3,500,000     3,149,356
---------------------------------------------------------------------------------------
Capital One Financial Corp.,7.25% Nts.,12/1/03                    50,000        48,939
---------------------------------------------------------------------------------------
Chelsea GCA Realty Partner,Inc.,7.75% Unsec.Nts.,1/26/01          60,000        60,125
---------------------------------------------------------------------------------------
Conseco,Inc.,9% Unsec.Nts.,10/15/06                           10,500,000    10,888,563
---------------------------------------------------------------------------------------
Dresdner Funding Trust II,8.151% Nts.,6/30/31 /6/              7,000,000     6,608,329
---------------------------------------------------------------------------------------
EOP Operating LP,7.50% Sr.Nts.,4/19/29                         4,200,000     3,686,630
---------------------------------------------------------------------------------------
First Industrial LP,7.15% Bonds,5/15/27                           75,000        73,579
---------------------------------------------------------------------------------------
HVB Fund Trust III,9% Bonds,10/22/31 /6/                       3,500,000     3,513,097



19 OPPENHEIMER BOND FUND

--------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS Continued
--------------------------------------------------------------------------------




                                                                                 Face     Market Value
                                                                                Amount/1/   See Note 1
-------------------------------------------------------------------------------------------------------
Financial Continued
KBC Bank Fund Trust III,9.86% Bonds,11/29/49 /4,6/                           $ 7,000,000   $ 7,257,229
-------------------------------------------------------------------------------------------------------
Keycorp Capital III,7.75% Nts.,7/15/29                                         3,500,000     3,270,099
-------------------------------------------------------------------------------------------------------
Lehman Brothers Holdings, Inc.:
7.875% Sr.Nts.,11/1/09                                                         4,550,000     4,548,671
8.80% Sr.Nts.,3/1/15                                                           1,750,000     1,838,279
-------------------------------------------------------------------------------------------------------
Liberty Financial Co.,7.625% Unsec.Debs.,11/15/28                              3,500,000     3,203,847
-------------------------------------------------------------------------------------------------------
Liberty Mutual Insurance Co.,7.697% Unsec.Nts.,10/15/2097 /6/                  9,000,000     7,544,376
-------------------------------------------------------------------------------------------------------
Nordbanken AB,8.95% Bonds,11/29/49 /4,6/                                       8,750,000     8,625,767
-------------------------------------------------------------------------------------------------------
Ocwen Capital Trust I,10.875% Capital Nts.,8/1/27 /2/                            300,000       193,500
-------------------------------------------------------------------------------------------------------
Rothmans Nederland Holdings BV,6.875% Sr.Unsec.Unsub.Nts.,5/6/08               7,250,000     6,538,050
-------------------------------------------------------------------------------------------------------
Ryder System,Inc.,8.75% Debs., Series J,3/15/17                                  167,000       173,272
-------------------------------------------------------------------------------------------------------
Safeco Capital Trust I,8.072% Nts.,7/15/37                                     4,000,000     3,529,144
-------------------------------------------------------------------------------------------------------
Saul (B.F.) Real Estate Investment Trust,9.75% Sr. Sec. Nts., Series B,4/1/08    435,000       399,656
-------------------------------------------------------------------------------------------------------
Standard Chartered Nakornthon Bank,6.734% Unsec.Sub.Nts.,6/11/06 /2,4/         4,000,000     3,840,000
-------------------------------------------------------------------------------------------------------
Veritas Holdings,Inc.,9.625% Sr.Nts.,12/15/03                                    135,000       131,625
                                                                                            ----------
                                                                                            81,463,023

-------------------------------------------------------------------------------------------------------
Food & Drug--0.1%
AmeriKing,Inc.,10.75% Sr.Nts.,12/1/06                                            160,000       148,000
-------------------------------------------------------------------------------------------------------
Pathmark Stores,Inc.,12.625% Sub.Nts.,6/15/02                                    150,000        50,250
                                                                                               -------
                                                                                               198,250

-------------------------------------------------------------------------------------------------------
Food/Tobacco--0.2%
B.A.T. Capital Corp.,6.66% Medium-Term Nts.,3/22/006                             250,000       250,232
-------------------------------------------------------------------------------------------------------
Canadaiqua Brands,Inc.,8.625% Sr.Unsec.Nts.,8/1/06                               300,000       300,375
-------------------------------------------------------------------------------------------------------
Purina Mills,Inc.,9% Sr.Unsec.Sub.Nts.,3/15/10 /9/                               100,000        25,500
-------------------------------------------------------------------------------------------------------
SmithField Foods,Inc.,7.625% Sr.Unsec.Sub.Nts.,2/15/08                           250,000       226,250
                                                                                               --------
                                                                                               802,357

-------------------------------------------------------------------------------------------------------
Forest Products/Containers--0.1%
Riverwood International Corp.,10.625% Sr.Unsec.Nts.,8/1/07                       200,000       207,000
-------------------------------------------------------------------------------------------------------
U.S.Can Corp.,10.125% Sr. Sub. Nts., Series B,10/15/06 /2/                       250,000       256,250
                                                                                               --------
                                                                                               463,250

-------------------------------------------------------------------------------------------------------
Gaming/Leisure--0.9%
Capstar Hotel Co.,8.75% Sr.Sub.Nts.,8/15/07                                      150,000       138,938
-------------------------------------------------------------------------------------------------------
Casino Magic of Louisiana Corp.,13% First Mtg. Nts., Series B,8/15/03            235,000       266,431
-------------------------------------------------------------------------------------------------------
Empress Entertainment,Inc.,8.125% Sr.Sub.Nts.,7/1/06                             200,000       203,000
-------------------------------------------------------------------------------------------------------
HMH Properties,Inc.,8.45% Sr. Nts., Series C,12/1/08                             900,000       837,000
-------------------------------------------------------------------------------------------------------
Horseshoe Gaming LLC,9.375% Sr.Sub.Nts.,6/15/07                                  100,000       100,000



20 OPPENHEIMER BOND FUND



                                                                             Face  Market Value
                                                                         Amount/1/   See Note 1
--------------------------------------------------------------------------------------------------
Gaming/Leisure Continued
Intrawest Corp.,9.75% Sr.Nts.,8/15/08                                   $  250,000   $  246,250
--------------------------------------------------------------------------------------------------
Meristar Hospitality Corp.,8.75% Sr.Unsec.Sub.Nts.,8/15/07                 700,000      647,500
--------------------------------------------------------------------------------------------------
Mohegan Tribal Gaming Authority:
8.125% Sr.Nts.,1/1/06                                                      200,000      195,000
8.75% Sr.Unsec.Sub.Nts.,1/1/09                                             100,000       99,000
--------------------------------------------------------------------------------------------------
Premier Parks,Inc.,9.75% Sr.Nts.,6/15/07                                   200,000      200,000
--------------------------------------------------------------------------------------------------
Station Casinos,Inc.,9.75% Sr.Sub.Nts.,4/15/07                             150,000      151,500
                                                                                      ---------
                                                                                      3,084,619

--------------------------------------------------------------------------------------------------
Healthcare--0.6%
Columbia/HCA Healthcare Corp.,6.875% Nts.,7/15/01                          160,000      155,792
--------------------------------------------------------------------------------------------------
Fresenius Medical Care Capital Trust II,7.875% Nts.,2/1/08                 150,000      138,750
--------------------------------------------------------------------------------------------------
HEALTHSOUTH Corp.,9.50% Sr.Sub.Nts.,4/1/01                                 500,000      494,479
--------------------------------------------------------------------------------------------------
ICN Pharmaceutical,Inc.,8.75% Sr.Nts.,11/15/08 /6/                         265,000      254,400
--------------------------------------------------------------------------------------------------
Imcera Group,Inc.,6% Nts.,10/15/03                                         500,000      482,258
--------------------------------------------------------------------------------------------------
Oxford Health Plans,Inc.,11% Sr.Unsec.Nts.,5/15/05                         250,000      241,250
--------------------------------------------------------------------------------------------------
Tenet Healthcare Corp.,8.625% Sr.Sub.Nts.,1/15/07                          400,000      388,000
                                                                                      ---------
                                                                                      2,154,929

--------------------------------------------------------------------------------------------------
Housing--1.7%
Building Materials Corp. of America,8% Sr.Unsec.Nts.,12/1/08               200,000      182,000
--------------------------------------------------------------------------------------------------
CB Richard Ellis Services,Inc.,8.875% Sr.Unsec.Sub.Nts.,6/1/06             250,000      223,750
--------------------------------------------------------------------------------------------------
D.R.Horton,Inc.,8% Sr.Nts.,2/1/09                                          300,000      276,000
--------------------------------------------------------------------------------------------------
Kimco Realty Corp.,6.875% Sr.Unsec.Nts.,2/10/09                          4,900,000    4,482,902
--------------------------------------------------------------------------------------------------
Nortek,Inc.:
9.125% Sr. Nts., Series B,9/1/07                                           250,000      243,125
9.25% Sr. Nts., Series B,3/15/07                                           450,000      441,000
                                                                                      ---------
                                                                                      5,848,777

--------------------------------------------------------------------------------------------------
Information Technology--0.3%
Details,Inc.,10% Sr. Sub. Nts., Series B,11/15/05                          200,000      185,000
--------------------------------------------------------------------------------------------------
Dyncorp,Inc.,9.50% Sr.Sub.Nts.,3/1/07                                      250,000      220,938
--------------------------------------------------------------------------------------------------
Fisher Scientific International,Inc.,9% Sr.Unsec.Sub.Nts.,2/1/08           225,000      216,844
--------------------------------------------------------------------------------------------------
Unisys Corp.,11.75% Sr.Nts.,10/15/04                                       300,000      329,250
                                                                                      ---------
                                                                                        952,032

--------------------------------------------------------------------------------------------------
Manufacturing--0.3%
Communications & Power Industries,Inc.,12% Sr. Sub. Nts., Series B,8/1/05  500,000      402,500
--------------------------------------------------------------------------------------------------
Grove Worldwide LLC,9.25% Sr.Sub.Nts.,5/1/08                               200,000       57,000
--------------------------------------------------------------------------------------------------
Hydrochem Industrial Services,Inc.,10.375% Sr.Sub.Nts.,8/1/07              150,000      129,375



21 OPPENHEIMER BOND FUND

--------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS Continued
--------------------------------------------------------------------------------




                                                                          Face   Market Value
                                                                      Amount/1/    See Note 1
--------------------------------------------------------------------------------------------------
Manufacturing Continued
Roller Bearing Co. of America,Inc.,9.625% Sr.Sub.Nts.,Series
B,6/15/07                                                             $  300,000    $ 273,000
                                                                                    ---------
                                                                                      861,875

--------------------------------------------------------------------------------------------------
Media/Entertainment-Broadcasting--0.9%
AMFM Operating,Inc.,12.625% Debs.,10/31/06 /10/                           24,000       27,360
--------------------------------------------------------------------------------------------------
Chancellor Media Corp.:
8.75% Sr. Unsec. Sub. Nts., Series B,6/15/07                           1,200,000    1,215,000
9% Sr.Unsec.Sub.Nts.,10/1/08                                             800,000      836,000
--------------------------------------------------------------------------------------------------
Emmis Communications Corp.,8.125% Sr. Unsec. Sub. Nts.,
Series B,3/15/09                                                         300,000      286,500
--------------------------------------------------------------------------------------------------
Young Broadcasting, Inc.:
8.75% Sr.Sub.Debs.,6/15/07                                               300,000      285,750
9% Sr. Sub. Nts., Series B,1/15/06                                       400,000      387,000
                                                                                    ---------
                                                                                    3,037,610

--------------------------------------------------------------------------------------------------
Media/Entertainment-Cable/Wireless Video--3.0%
Adelphia Communications Corp.:
8.375% Sr. Nts., Series B,2/1/08                                         700,000      652,750
9.25% Sr.Nts.,10/1/02                                                    150,000      150,000
--------------------------------------------------------------------------------------------------
Charter Communication Holdings LLC/Charter Communication
Holdings Capital Corp.:
8.25% Sr.Unsec.Nts.,4/1/07                                             1,500,000    1,391,250
8.625% Sr.Unsec.Nts.,4/1/09                                              250,000      232,188
--------------------------------------------------------------------------------------------------
CSC Holdings,Inc.,7.625% Sr.Unsec.Debs.,7/15/18                        7,000,000    6,545,000
--------------------------------------------------------------------------------------------------
EchoStar DBS Corp.,9.375% Sr.Unsec.Nts.,2/1/09                           750,000      757,500
--------------------------------------------------------------------------------------------------
Insight Midwest LP/Insight Capital,Inc.,9.75% Sr.Nts.,10/1/09 /6/        300,000      311,250
                                                                                   ----------
                                                                                   10,039,938

--------------------------------------------------------------------------------------------------
Media/Entertainment-Diversified Media--0.4%
AMC Entertainment,Inc.,9.50% Sr.Unsec.Sub.Nts.,2/1/11                    150,000      133,500
--------------------------------------------------------------------------------------------------
Imax Corp.,7.875% Sr.Nts.,12/1/05                                        400,000      380,000
--------------------------------------------------------------------------------------------------
Lamar Advertising Co.,8.625% Sr.Sub.Nts.,9/15/07 /2/                     400,000      394,000
--------------------------------------------------------------------------------------------------
Lamar Media Corp.,9.625% Sr.Unsec.Sub.Nts.,12/1/06                       150,000      153,750
--------------------------------------------------------------------------------------------------
Mail-Well Corp.,8.75% Sr. Unsec. Sub. Nts., Series B,12/15/08            135,000      128,925
--------------------------------------------------------------------------------------------------
SFX Entertainment, Inc.:
9.125% Sr. Unsec. Sub. Nts., 12/1/08                                     150,000      143,250
9.125% Sr. Unsec. Sub. Nts.,Series B, 2/1/08                             125,000      118,438
                                                                                    ---------
                                                                                    1,451,863

--------------------------------------------------------------------------------------------------
Media/Entertainment-Telecommunications--1.4%
Amazon.com,Inc.,0%/10% Sr.Unsec.Disc.Nts.,5/1/08 /11/                    200,000      128,000
--------------------------------------------------------------------------------------------------
COLT Telecom Group plc, Units (each unit consists of $1,000 principal amount of 0%/12% sr.disc.nts.,12/15/06 and one warrant to purchase
7.8 ordinary shares) /11,12/                                             350,000      355,250



22 OPPENHEIMER BOND FUND


                                                                               Face   Market Value
                                                                             Amount/1/  See Note 1
--------------------------------------------------------------------------------------------------
Media/Entertainment-Telecommunications Continued
Diamond Holdings plc,9.125% Sr.Nts.,2/1/08                                $  100,000   $   99,500
--------------------------------------------------------------------------------------------------
GST Telecommunications,Inc.,0%/13.875% Cv.Sr.Sub.Disc.Nts.,12/15/05 /6,11/   100,000      112,000
--------------------------------------------------------------------------------------------------
Intermedia Communications,Inc.,8.60% Sr. Unsec. Nts., Series B,6/1/08        400,000      368,000
--------------------------------------------------------------------------------------------------
Metromedia Fiber Network,Inc.,10% Sr. Unsec. Nts., Series B,11/15/08         350,000      359,625
--------------------------------------------------------------------------------------------------
NEXTLINK Communications, Inc.:
9% Sr.Nts.,3/15/08                                                           150,000      141,750
9.625% Sr.Nts.,10/1/07                                                       900,000      882,000
--------------------------------------------------------------------------------------------------
NTL Communications Corp.,11.50% Sr. Unsec. Nts., Series B,10/1/08            400,000      436,000
--------------------------------------------------------------------------------------------------
NTL,Inc.,10% Sr. Nts., Series B,2/15/07                                      100,000      103,250
--------------------------------------------------------------------------------------------------
PSINet, Inc.:
10% Sr. Unsec. Nts., Series B,2/15/05                                        200,000      198,750
11.50% Sr.Unsec.Nts.,11/1/08                                                 500,000      525,000
--------------------------------------------------------------------------------------------------
Qwest Communications International,Inc.,0%/8.29%
Sr. Unsec. Disc. Nts., Series B,2/1/08 /11/                                  400,000      311,000
--------------------------------------------------------------------------------------------------
Versatel Telecom International BV,11.875% Sr.Nts.,7/15/09 [EUR]              250,000      267,954
--------------------------------------------------------------------------------------------------
Viatel,Inc.,11.25% Sr.Sec.Nts.,4/15/08                                       200,000      199,500
--------------------------------------------------------------------------------------------------
WAM!NET,Inc.,0%/13.25% Sr. Unsec. Disc. Nts., Series B,3/1/05 /11/           400,000      234,000
                                                                                        ---------
                                                                                        4,721,579

--------------------------------------------------------------------------------------------------
Media/Entertainment-Wireless Communications--1.0%
Arch Communications,Inc.,12.75% Sr.Nts.,7/1/07                               100,000       79,625
--------------------------------------------------------------------------------------------------
Dobson Communications Corp.,11.75% Sr.Nts.,4/15/07                           200,000      227,000
--------------------------------------------------------------------------------------------------
Geotek Communications,Inc.,12% Cv.Sr.Sub.Nts.,2/15/01 /9,13/                  25,000          156
--------------------------------------------------------------------------------------------------
Loral Space & Communications Ltd.,9.50% Sr.Nts.,1/15/06                      100,000       90,500
--------------------------------------------------------------------------------------------------
Omnipoint Corp.:
11.50% Sr.Nts.,9/15/09 /6/                                                   350,000      378,000
11.625% Sr.Nts.,8/15/06                                                       60,000       63,900
11.625% Sr. Nts., Series A,8/15/06                                           200,000      213,000
--------------------------------------------------------------------------------------------------
Orion Network Systems,Inc.,0%/12.50% Sr.Disc.Nts.,1/15/07 /11/               200,000       93,000
--------------------------------------------------------------------------------------------------
Pinnacle Holdings,Inc.,0%/10% Sr.Unsec.Disc.Nts.,3/15/08 /11/                200,000      132,000
--------------------------------------------------------------------------------------------------
Price Communications Wireless,Inc.,9.125% Sr. Sec. Nts., Series B,12/15/06   500,000      508,750
--------------------------------------------------------------------------------------------------
Real Time Data Co.,11% Disc.Nts.,5/31/09 /6,10/                              394,554      379,419
--------------------------------------------------------------------------------------------------
Rural Cellular Corp.,9.625% Sr. Sub. Nts., Series B,5/15/08                  500,000      513,750
--------------------------------------------------------------------------------------------------
SBA Communications Corp.,0%/12% Sr.Unsec.Disc.Nts.,3/1/08 /11/               800,000      476,000
--------------------------------------------------------------------------------------------------
Spectrasite Holdings,Inc.,0%/12% Sr.Disc.Nts.,7/15/08 /11/                   300,000      180,750
--------------------------------------------------------------------------------------------------
VoiceStream Wireless Corp.,10.375% Sr.Nts.,11/15/09 /6/                      150,000      155,250
                                                                                        ---------
                                                                                        3,491,100



23 OPPENHEIMER BOND FUND

--------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS Continued
--------------------------------------------------------------------------------


                                                                         Face   Market Value
                                                                     Amount/1/    See Note 1
---------------------------------------------------------------------------------------------
Metals/Minerals--1.0%
AK Steel Corp.:
7.875% Sr.Unsec.Nts.,2/15/09                                       $   500,000   $   475,000
9.125% Sr.Nts.,12/15/06                                              1,840,000     1,881,400
---------------------------------------------------------------------------------------------
Alcan Aluminum Ltd.,9.625% Debs.,7/15/19 /2/                            25,000        25,250
---------------------------------------------------------------------------------------------
Great Lakes Carbon Corp.,10.25% Sr. Sub. Nts., Series B, 5/15/08       250,000       238,750
---------------------------------------------------------------------------------------------
International Utility Structures,Inc.,10.75% Sr.Sub.Nts., 2/1/08       175,000       147,875
---------------------------------------------------------------------------------------------
National Steel Corp.,9.875% First Mtg. Bonds, Series D, 3/1/09         200,000       207,000
---------------------------------------------------------------------------------------------
P&L Coal Holdings Corp.,9.625% Sr. Sub. Nts., Series B, 5/15/08        300,000       297,000
                                                                                   ---------
                                                                                   3,272,275

---------------------------------------------------------------------------------------------
Retail--3.9%
Boyds Collection Ltd.(The), 9% Sr. Unsec. Sub. Nts., Series B, 5/15/08 390,000       372,450
---------------------------------------------------------------------------------------------
Cooper Tire & Rubber Co., 8% Sr. Nts., 12/15/19                      7,000,000     6,727,924
---------------------------------------------------------------------------------------------
Eye Care Centers of America,Inc., 9.125% Sr. Unsec.
Sub. Nts., 5/1/08                                                      150,000       105,750
---------------------------------------------------------------------------------------------
Finlay Enterprises,Inc.,9% Debs.,5/1/08                                100,000        91,500
---------------------------------------------------------------------------------------------
Finlay Fine Jewelry Corp.,8.375% Sr.Nts.,5/1/08                        200,000       186,000
---------------------------------------------------------------------------------------------
Home Interiors & Gifts,Inc.,10.125% Sr.Sub.Nts.,6/1/08                 400,000       344,000
---------------------------------------------------------------------------------------------
May Department Stores Co.,10.625% Debs.,11/1/10                        405,000       493,310
---------------------------------------------------------------------------------------------
Sherwin-Williams Co.,7.45% Debs.,2/1/2097                            5,250,000     4,813,373
                                                                                   ---------
                                                                                  13,134,307

---------------------------------------------------------------------------------------------
Service--4.7%
Allied Waste North America,Inc.:
7.875% Sr.Unsec.Nts.,Series B,1/1/09                                   300,000       266,625
10% Sr.Sub.Nts.,8/1/09 /6/                                             249,999       225,000
---------------------------------------------------------------------------------------------
Arvin Industries,Inc.,6.75% Nts.,3/15/08                               500,000       453,794
---------------------------------------------------------------------------------------------
Harcourt General,Inc.,7.30% Sr.Debs.,8/1/2097                        5,400,000     4,464,947
---------------------------------------------------------------------------------------------
Philip Morris,Co.,Inc.,7.75% Unsec.Debs.,1/15/27                     3,500,000     3,168,589
---------------------------------------------------------------------------------------------
Protection One Alarm Monitoring,Inc.,7.375% Gtd.Sr.Unsec.Nts.,8/15/05  500,000       400,000
---------------------------------------------------------------------------------------------
Safety-Kleen Corp.,9.25% Sr.Unsec.Nts.,5/15/09                         500,000       486,250
---------------------------------------------------------------------------------------------
Tyco International Group SA,6.875% Unsec.Unsub.Nts.,1/15/29          7,000,000     5,979,260
---------------------------------------------------------------------------------------------
URS Corp.,12.25% Sr.Sub.Nts.,Series B,5/1/09                           500,000       515,000
---------------------------------------------------------------------------------------------
USI American Holdings,Inc.,7.25% Sr.Nts.,Series B,12/1/06               80,000        75,533
                                                                                  ----------
                                                                                  16,034,998

---------------------------------------------------------------------------------------------
Transportation--1.5%
Canadian Pacific Ltd.,9.45% Debs.,8/1/21                             1,000,000     1,131,460
---------------------------------------------------------------------------------------------
Great Lakes Dredge & Dock Corp.,11.25% Sr.Unsec.Sub.Nts.,8/15/08       150,000       157,500
---------------------------------------------------------------------------------------------
Hayes Wheels International,Inc.,11% Sr.Sub.Nts.,7/15/06                200,000       210,000
---------------------------------------------------------------------------------------------
Johnson Controls,Inc.,7.70% Debs.,3/1/15                               500,000       507,090



24 OPPENHEIMER BOND FUND



                                                                              Face    Market Value
                                                                          Amount/1/     See Note 1
----------------------------------------------------------------------------------------------------
Transportation Continued
Kansas City Southern Industries,Inc.,6.625% Nts.,3/1/05                $    750,000   $    742,621
----------------------------------------------------------------------------------------------------
Key Plastics,Inc.,10.25% Sr.Sub.Nts.,Series B,3/15/07                       200,000         77,000
----------------------------------------------------------------------------------------------------
Navigator Gas Transport plc:
10.50% First Priority Ship Mtg.Nts.,6/30/07 /6/                             400,000        186,000
Units (each unit consists of $1,000 principal amount of 12%
second priority ship mtg.nts.,6/30/07 and 7.66 warrants) /6//12/            100,000          7,500
----------------------------------------------------------------------------------------------------
Oxford Automotive,Inc.,10.125% Sr.Unsec.Sub.Nts.,Series D,6/15/07 /2/       200,000        189,000
----------------------------------------------------------------------------------------------------
Tenneco,Inc.,11.625% Sr.Sub.Nts.,10/15/09 /6/                               300,000        307,500
----------------------------------------------------------------------------------------------------
Terex Corp.,8.875% Sr.Unsec.Sub.Nts.,Series C,4/1/08                        150,000        142,500
----------------------------------------------------------------------------------------------------
Trans World Airlines,Inc.,11.50% Sr.Sec.Nts.,12/15/04                       150,000         97,313
----------------------------------------------------------------------------------------------------
Transtar Holdings LP/Transtar Capital Corp.,13.375% Sr.Disc.Nts.,
Series B,12/15/03                                                         1,100,000      1,127,500
----------------------------------------------------------------------------------------------------
Union Pacific Corp.,9.65% Medium-Term Nts.,4/17/00                          100,000        100,956
                                                                                        ----------
                                                                                         4,983,940

----------------------------------------------------------------------------------------------------
Utility--2.1%
Calpine Corp.:
7.75% Sr.Nts.,4/15/09                                                       350,000        332,500
8.75% Sr.Nts.,7/15/07                                                       185,000        186,388
----------------------------------------------------------------------------------------------------
Israel Electric Corp.Ltd.,7.70% Bonds,7/15/18 /6/                         6,500,000      5,764,759
----------------------------------------------------------------------------------------------------
Public Service Co. of Colorado,8.75% First Mtg.Bonds,3/1/22                 250,000        253,429
----------------------------------------------------------------------------------------------------
South Carolina Electric & Gas Co.,9% Mtg.Bonds,7/15/06                      500,000        531,081
----------------------------------------------------------------------------------------------------
Tennessee Gas Pipeline Co.,7.50% Bonds,4/1/17                               100,000         94,524
                                                                                        ----------
                                                                                         7,162,681
                                                                                        ----------
Total Corporate Bonds and Notes (Cost $185,402,976)                                    176,140,875

                                                                             Shares
====================================================================================================
Preferred Stocks--0.1%
CRIIMI MAE,Inc.,10.875% Cum.Cv.,Series B,Non-Vtg.                            13,000        214,500
----------------------------------------------------------------------------------------------------
NEXTLINK Communications,Inc.,14% Cum.,Non-Vtg. /10/                           2,493        133,999
----------------------------------------------------------------------------------------------------
Star Gas Partners,LP                                                            330          4,372
                                                                                        ----------
Total Preferred Stocks (Cost $461,391)                                                     352,871

====================================================================================================
Other Securities--4.1%
Allstate Financing I,7.95% Cum.Quarterly Income Preferred Securities,
Series A,Non-Vtg.                                                            80,000      1,785,000
----------------------------------------------------------------------------------------------------
EIX Trust I,7.875% Quarterly Income Preferred Securities                    280,000      6,037,500
----------------------------------------------------------------------------------------------------
ING Capital Fund Trust,7.70% Non-Cum.,Non-Vtg.                               70,000      1,478,750
----------------------------------------------------------------------------------------------------
Westpac Capital Trust I,8% Trust Originated Preferred Securities            210,000      4,541,250
                                                                                        ----------
Total Other Securities (Cost $16,000,000)                                               13,842,500




25 OPPENHEIMER BOND FUND

--------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS Continued
--------------------------------------------------------------------------------


                                                                             Face  Market Value
                                                                        Amount/1/    See Note 1
===============================================================================================
Common Stocks--0.0%
Optel, Inc. /13/                                                           $    100   $      1
------------------------------------------------------------------------------------------------
Price Communications Corp.                                                    1,657     46,101
------------------------------------------------------------------------------------------------
Viatel, Inc. /13/                                                               795     42,632
                                                                                       -------
Total Common Stocks (Cost $5,459)                                                       88,734

                                                                              Units
===============================================================================================
Rights, Warrants and Certificates--0.1%
Concentric Network Corp.Wts.,Exp.12/15/07 /2/                                    50     13,256
-----------------------------------------------------------------------------------------------
Dairy Mart Convenience Stores,Inc.Wts.,Exp.12/12/01 /2/                         333        117
-----------------------------------------------------------------------------------------------
e.spire Communications,Inc.Wts.,Exp.11/1/05                                     300      1,632
-----------------------------------------------------------------------------------------------
Globix Corp.Wts.,Exp.5/1/05                                                     200     48,000
-----------------------------------------------------------------------------------------------
Gothic Energy Corp.Wts.,Exp.1/23/03                                           1,668         --
-----------------------------------------------------------------------------------------------
Gothic Energy Corp.Wts.,Exp.1/23/03 /2/                                         953         10
-----------------------------------------------------------------------------------------------
Gothic Energy Corp.Wts.,Exp.9/1/04 /2/                                        2,800      2,976
-----------------------------------------------------------------------------------------------
HF Holdings,Inc.Wts.,Exp.9/27/00 /2/                                          1,062     15,938
-----------------------------------------------------------------------------------------------
ICG Communications,Inc.Wts.,Exp.9/15/05                                       1,980     24,433
-----------------------------------------------------------------------------------------------
Intermedia Communications,Inc.Wts.,Exp.6/1/00                                    50      7,162
-----------------------------------------------------------------------------------------------
Long Distance International,Inc.Wts.,Exp.4/13/08 /2/                            150         75
-----------------------------------------------------------------------------------------------
Loral Space & Communications Ltd.Wts.,Exp.1/15/07 /2/                           200      2,425
-----------------------------------------------------------------------------------------------
Real Time Data Co.Wts.,Exp.5/31/04 /2/                                      121,440      1,214
-----------------------------------------------------------------------------------------------
Signature Brands,Inc.Wts.,Exp.12/31/49 /2/                                       50      1,006
-----------------------------------------------------------------------------------------------
WAM!NET,Inc.Wts.,Exp.3/1/05 /6/                                               1,200     26,850
                                                                                       -------
Total Rights, Warrants and Certificates (Cost $21,122)                                 145,094



                                                   Date     Strike   Contracts
===============================================================================================
Options Purchased--0.1%
U.S. Long Bond Futures,3/22/00
Put (Cost $139,431)                             2/18/00        94%        105          360,938

                                                                        Face
                                                                     Amount/1/
===============================================================================================
Repurchase Agreements--0.5%

Repurchase agreement with Banc One Capital Markets,Inc.,2.75%, dated
12/31/99,to be repurchased at $1,600,367 on
1/3/00, collateralized
by U.S. Treasury Bonds,5.25%-12%,2/15/01-11/15/28, with a
value of $627,984 and U.S.Treasury
Nts.,5%-7.50%,12/31/00-2/15/07,
with a value of $1,004,945 (Cost $1,600,000)                        $  1,600,000       1,600,000
-----------------------------------------------------------------------------------------------
Total Investments,at Value (Cost $351,110,290)                              98.8%    335,453,572
-----------------------------------------------------------------------------------------------
Other Assets Net of Liabilities                                              1.2       4,222,958
Net Assets                                                                 100.0%   $339,676,530
                                                                           =====    ============



26 OPPENHEIMER BOND FUND

FOOTNOTES  TO STATEMENT OF INVESTMENTS

1. Face amount is reported in U.S. Dollars, except for those denoted in the following currency: EUR - Euro
2. Identifies issues considered to be illiquid or restricted - See Note 8 of Notes to Financial Statements.
3. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities
(for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows.
4. Represents the current interest rate for a variable or increasing rate security.
5. Securities with an aggregate market value of $1,166,640 are held in collateralized accounts to cover initial margin requirements on open futures sales contracts. See Note 6 of Notes to Financial Statements.
6. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $47,520,287 or 13.99% of the Fund's net assets as of December 31, 1999.
7. Principal-Only Strips represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. The value of these securities generally increases as interest rates decline and prepayment rates rise. The price of these securities is typically more volatile than that of coupon-bearing bonds of the same maturity. Interest rates disclosed represent current yields based upon the current cost basis and estimated timing of future cash flows.
8. A sufficient amount of liquid assets has been designated to cover outstanding written options, as follows:



                                       Contracts  Expiration  Exercise    Premium  Market Value
                                  Subject to Put        Dat      Price   Received   See Note 1
-----------------------------------------------------------------------------------------------
U.S. Treasury Nts. Futures 10 yr. Put        175   2/18/00         98%   $176,859   $421,094


9. Issuer is in default.
10. Interest or dividend is paid in kind.
11. Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.
12. Units maybe comprised of several components, such as debt and equity and/or warrants to purchase equity at some point in the future. For units which represent debt securities, face amount disclosed represents total underlying principal.
13. Non-income-producing security.


See accompanying Notes to Financial Statements.

27     OPPENHEIMER BOND FUND


--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES  December 31,1999
--------------------------------------------------------------------------------

=========================================================================================
Assets
Investments,at value (cost $351,110,290)--see accompanying statement       $ 335,453,572
-----------------------------------------------------------------------------------------
Cash                                                                             598,754
-----------------------------------------------------------------------------------------
Receivables and other assets:
Interest,dividends and principal paydowns                                      5,149,827
Shares of beneficial interest sold                                               602,386
Other                                                                              5,492
                                                                           -------------
Total assets                                                                 341,810,031

=========================================================================================
Liabilities
Options written,at value (premiums received $176,859)--
see accompanying statement                                                       421,094
-----------------------------------------------------------------------------------------
Payables and other liabilities:
Shares of beneficial interest redeemed                                         1,073,239
Distribution and service plan fees                                               229,399
Daily variation on futures contracts                                             194,225
Shareholder reports                                                               72,716
Dividends                                                                         66,438
Transfer and shareholder servicing agent fees                                     27,704
Trustees' compensation                                                                785
Other                                                                             47,901
                                                                           -------------
Total liabilities                                                              2,133,501

=========================================================================================
Net Assets                                                                 $ 339,676,530
                                                                           =============
=========================================================================================
Composition of Net Assets
Paid-in capital                                                            $ 367,914,357
-----------------------------------------------------------------------------------------
Overdistributed net investment income                                            (42,207)
-----------------------------------------------------------------------------------------
Accumulated net realized loss on investments and foreign currency
transactions                                                                 (11,801,621)
-----------------------------------------------------------------------------------------
Net unrealized depreciation on investments and translation of assets and
liabilities denominated in foreign currencies                                (16,393,999)
                                                                           -------------
Net assets                                                                 $ 339,676,530
                                                                           =============


28 OPPENHEIMER BOND FUND

--------------------------------------------------------------------------------------------
Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of
$220,502,363 and 22,123,150 shares of beneficial interest outstanding)            $    9.97
Maximum offering price per share (net asset value plus sales charge of 4.75% of
offering price)                                                                   $   10.47
--------------------------------------------------------------------------------------------
Class B Shares:
Net asset value,redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of
$94,844,784 and 9,520,224 shares of beneficial interest outstanding)              $    9.96
--------------------------------------------------------------------------------------------
Class C Shares:
Net asset value,redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of
$24,143,056 and 2,421,087 shares of beneficial interest outstanding)              $    9.97
--------------------------------------------------------------------------------------------
Class Y Shares:
Net asset value,redemption price and offering price per share (based on net
assets of $186,327 and 18,719 shares of beneficial interest outstanding)          $    9.95


See accompanying Notes to Financial Statements.

29 OPPENHEIMER BOND FUND

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS For the Year Ended December 31,1999
--------------------------------------------------------------------------------

=====================================================================
Investment Income
Interest                                                $ 29,123,158
---------------------------------------------------------------------
Dividends                                                    953,254
                                                         -----------
Total income                                              30,076,412

=====================================================================
Expenses
Management fees                                            2,729,532
---------------------------------------------------------------------
Distribution and service plan fees:
Class A                                                      616,965
Class B                                                      952,652
Class C                                                      242,111
---------------------------------------------------------------------
Transfer and shareholder servicing agent fees:
Class A                                                      440,450
Class B                                                      166,741
Class C                                                       42,430
Class Y                                                            3
---------------------------------------------------------------------
Custodian fees and expenses                                   33,058
---------------------------------------------------------------------
Trustees'compensation                                          6,300
---------------------------------------------------------------------
Other                                                        262,125
                                                         -----------
Total expenses                                             5,492,367
Less expenses paid indirectly                                (18,474)
                                                         -----------
Net expenses                                               5,473,893

=====================================================================
Net Investment Income                                     24,602,519

=====================================================================
Realized and Unrealized Gain (Loss)
Net realized loss on:
Investments                                               (9,470,925)
Closing of futures contracts                                (116,592)
Closing and expiration of option contracts written           (47,044)
Foreign currency transactions                               (266,827)
                                                         -----------
Net realized loss                                         (9,901,388)

---------------------------------------------------------------------
Net change in unrealized appreciation or depreciation
on:
Investments                                              (21,935,663)
Translation of assets and liabilities denominated in
foreign currencies                                           159,278
                                                         -----------
Net change                                               (21,776,385)
                                                         -----------
Net realized and unrealized loss                         (31,677,773)

=====================================================================
Net Decrease in Net Assets Resulting from Operations    $ (7,075,254)
                                                        ============

See accompanying Notes to Financial Statements.

30 OPPENHEIMER BOND FUND

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------



Year Ended December 31,                                                             1999              1998
===============================================================================================================
Operations
Net investment income                                                          $  24,602,519    $  18,591,889
---------------------------------------------------------------------------------------------------------------
Net realized gain (loss)                                                          (9,901,388)         314,291
---------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation                            (21,776,385)      (3,076,332)
                                                                                 -----------       ----------
Net increase (decrease) in net assets resulting from                              (7,075,254)      15,829,848
operations

===============================================================================================================
Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A                                                                          (17,338,583)     (14,076,402)
Class B                                                                           (5,781,656)      (3,655,574)
Class C                                                                           (1,471,630)        (859,704)
Class Y                                                                               (2,474)             (47)

===============================================================================================================
Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from
beneficial interest transactions:
Class A                                                                           (4,788,442)      57,901,460
Class B                                                                           15,000,170       40,449,784
Class C                                                                            4,420,733       12,786,693
Class Y                                                                              187,967              999

===============================================================================================================
Net Assets
Total increase (decrease)                                                        (16,849,169)     108,377,057
---------------------------------------------------------------------------------------------------------------
Beginning of period                                                              356,525,699      248,148,642
                                                                                 -----------      -----------
End of period (including overdistributed net investment
income of $42,207 and $4,077, respectively)                                    $ 339,676,530    $ 356,525,699
                                                                               =============    =============


See accompanying Notes to Financial Statements.

31 OPPENHEIMER BOND FUND

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


Class A Year Ended December 31,                  1999             1998           1997             1996           1995
========================================================================================================================
Per Share Operating Data
Net asset value, beginning of period            $10.86          $10.97          $10.70          $10.98          $10.01
------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                              .71             .71             .77             .78             .69
Net realized and unrealized gain (loss)           (.89)           (.11)            .27            (.28)            .96
                                                 -----------------------------------------------------------------------
Total income (loss) from
investment operations                             (.18)            .60            1.04             .50            1.65
------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to
shareholders:
Dividends from net investment income              (.71)           (.71)           (.77)           (.75)           (.68)
Tax return of capital                               --              --              --            (.03)            --
                                                 -----------------------------------------------------------------------
Total dividends and/or distributions
to shareholders                                   (.71)           (.71)           (.77)           (.78)           (.68)
------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                    $9.97          $10.86          $10.97          $10.70          $10.98

========================================================================================================================
Total Return, at Net Asset Value/1/              (1.65)%          5.61%          10.13%           4.87%          16.94%

========================================================================================================================
Ratios/Supplemental Data
Net assets, end of period (in thousands)       $220,502        $246,668        $190,706        $193,515        $169,059
------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)              $251,190        $217,944        $187,458        $178,130        $116,940
------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:/2/
Net investment income                             6.88%           6.46%           7.20%           7.35%           6.47%
Expenses                                          1.24%           1.22%/3/        1.27%/3/        1.30%/3/        1.27%/3/
Expenses, net of voluntary assumption
of expenses                                        N/A             N/A             N/A             N/A            1.26%
------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate/4/                         238%             67%             51%             54%            175%


1. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period, (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year.
2. Annualized for periods of less than one full year.
3. Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly.
4. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended December 31,1999, were $900,518,427 and $843,525,147, respectively. For the period ended December 31,1995, purchases and sales of investment securities included mortgage dollar-rolls.

See accompanying Notes to Financial Statements.

32 OPPENHEIMER BOND FUND



Class B  Year Ended December 31,          1999      1998      1997      1996      1995
============================================================================================
Per Share Operating Data
Net asset value,beginning of period       $10.86    $10.97    $10.69    $10.98    $10.01
--------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                        .63       .62       .69       .70       .63
Net realized and unrealized gain (loss)     (.90)     (.10)      .28      (.29)      .94
                                          --------------------------------------------------
Total income (loss) from
investment operations                       (.27)      .52       .97       .41      1.57
--------------------------------------------------------------------------------------------
Dividends and/or distributions to
shareholders:
Dividends from net investment income        (.63)     (.63)     (.69)     (.67)     (.60)
Tax return of capital                         --        --        --      (.03)       --
                                          --------------------------------------------------
Total dividends and/or distributions
to shareholders                             (.63)     (.63)     (.69)     (.70)     (.60)
--------------------------------------------------------------------------------------------
Net asset value, end of period             $9.96    $10.86    $10.97    $10.69    $10.98

============================================================================================
Total Return, at Net Asset Value/1/        (2.48)%   4.81%     9.41%     3.99%     16.06%
                                          ==================================================
============================================================================================
Ratios/Supplemental Data

Net assets,end of period (in thousands)   $94,845   $88,061   $48,255   $38,826   $39,187
--------------------------------------------------------------------------------------------
Average net assets (in thousands)         $95,285   $64,330   $41,439   $38,068   $12,823
--------------------------------------------------------------------------------------------
Ratios to average net assets:/2/
Net investment income                        6.13%     5.68%     6.42%     6.59%     5.84%
Expenses                                     1.99%     1.97%/3/  2.02%/3/  2.05%/3/  2.12%/3/
Expenses,net of voluntary assumption
of expenses                                   N/A       N/A       N/A       N/A      2.08%
--------------------------------------------------------------------------------------------
Portfolio turnover rate/4/                    238%      67%       51%       54%       175%



1. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year.
2. Annualized for periods of less than one full year.
3. Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly.
4. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended December 31, 1999, were $900,518,427 and $843,525,147, respectively. For the period ended December 31, 1995, purchases and sales of investment securities included mortgage dollar-rolls.

See accompanying Notes to Financial Statements.

33 OPPENHEIMER BOND FUND

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS Continued
--------------------------------------------------------------------------------


Class C Year Ended December 31,                      1999           1998          1997          1996         1995/5/
=======================================================================================================================
Per Share Operating Data
Net asset value, beginning of period        $       10.87  $       10.98  $      10.70  $      10.99  $      10.89
-----------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                 .63            .62           .69           .70           .28
Net realized and unrealized gain (loss)              (.90)          (.10)          .28          (.29)          .10
Total income (loss) from                    ---------------------------------------------------------------------------
investment operations                                (.27)           .52           .97           .41           .38
-----------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to
shareholders:
Dividends from net investment income                 (.63)          (.63)         (.69)         (.67)         (.28)
Tax return of capital                                  --             --            --          (.03)           --
Total dividends and/or distributions        ---------------------------------------------------------------------------
to shareholders                                      (.63)          (.63)         (.69)         (.70)         (.28)
-----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period              $        9.97  $       10.87  $      10.98  $      10.70  $      10.99

=======================================================================================================================
Total Return, at Net Asset Value/1/                 (2.47)%         4.81%         9.39%         4.00%         3.76%

=======================================================================================================================
Ratios/Supplemental Data
Net assets, end of period (in thousands)    $      24,143  $      21,796  $      9,188  $      4,322  $      3,971
-----------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)           $      24,218  $      15,198  $      6,134  $      3,404  $        979
-----------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:/2/
Net investment income                                6.13%          5.66%         6.36%         6.60%         6.32%
Expenses                                             1.99%          1.96%/3/      2.02%/3/      2.05%/3/      2.25%/3/
Expenses, net of voluntary assumption
of expenses                                           N/A             N/A           N/A           N/A         1.96%
-----------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate/4/                            238%            67%           51%           54%          175%






1. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year.
2. Annualized for periods of less than one full year.
3. Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly.
4. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended December 31, 1999, were $900,518,427 and $843,525,147, respectively. For the period ended December 31, 1995, purchases and sales of investment securities included mortgage dollar-rolls.
5. For the period from July 11, 1995 (inception of offering) to December 31,
1995.

See accompanying Notes to Financial Statements.

34 OPPENHEIMER BOND FUND

Class Y  Year Ended December 31,                  1999      1998/6/
===================================================================
Per Share Operating Data
Net asset value, beginning of period            $10.86     $10.88
-------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                              .76        .49
Net realized and unrealized gain (loss)           (.91)      (.02)
                                                -------------------
Total income (loss) from investment operations    (.15)       .47
-------------------------------------------------------------------
Dividends and/or distributions to
shareholders:
Dividends from net investment income              (.76)      (.49)
Tax return of capital                               --         --
                                                -------------------
Total dividends and/or distributions to
shareholders                                      (.76)      (.49)
-------------------------------------------------------------------
Net asset value, end of period                  $ 9.95     $10.86

===================================================================
Total Return, at Net Asset Value/1/               (1.37)%     4.40%

===================================================================
Ratios/Supplemental Data
Net assets, end of period (in thousands)        $  186     $    1
-------------------------------------------------------------------
Average net assets (in thousands)               $   31     $    1
-------------------------------------------------------------------
Ratios to average net assets:/2/
Net investment income                             7.94%      6.84%
Expenses                                          0.83%      0.74%/3/
Expenses,net of voluntary assumption of expenses   N/A        N/A
-------------------------------------------------------------------
Portfolio turnover rate/4/                         238%        67%




1. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period, (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year.
2. Annualized for periods of less than one full year.
3. Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly.
4. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended December 31, 1999 were $900,518,427 and $843,525,147, respectively. For the period ended December 31, 1995, purchases and sales of investment securities included mortgage dollar-rolls.
5. For the period from July 11, 1995 (inception of offering) to December
31, 1995.
6. For the period from April 27, 1998 (inception of offering) to December 31,
1998

See accompanying Notes to Financial Statements.

35 OPPENHEIMER BOND FUND

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

================================================================================
1. Significant Accounting Policies

Oppenheimer Bond Fund (the Fund) is a separate fund of Oppenheimer Integrity Funds, a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek a high level of current income by investing mainly in debt instruments. The Fund's investment advisor is OppenheimerFunds, Inc.(the Manager).

     The Fund offers Class A, Class B, Class C and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus an initial sales charge. Class B and Class C shares are sold without an initial sales charge but may be subject to a contingent deferred sales charge (CDSC). Class Y shares are sold to certain institutional investors without either a front-end sales charge or a CDSC. All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that class. Classes A, B and C shares have separate distribution and/or service plans. No such plan has been adopted for Class Y shares. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.
--------------------------------------------------------------------------------
Securities Valuation. Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or the last sale price on the prior trading day. Long-term and short-term "non-money market" debt securities are valued by a portfolio pricing service approved by the Board of Trustees. Such securities which cannot be valued by an approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Trustees to determine fair value in good faith. Short-term "money market type" debt securities having a remaining maturity of 60 days or less are valued at cost (or last determined market value) adjusted for amortization to maturity of any premium or discount. Foreign currency exchange contracts are valued based on the closing prices of the foreign currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. Options are valued based upon the last sale price on the principal exchange on which the option is traded or, in the absence of any transactions that day, the value is based upon the last sale price on the prior trading date if it is within the spread between the closing bid and asked prices. If the last sale price is outside the spread, the closing bid is used.


36 OPPENHEIMER BOND FUND

--------------------------------------------------------------------------------
Security Credit Risk. The Fund invests in high yield securities, which may be subject to a greater degree of credit risk, greater market fluctuations and risk of loss of income and principal, and may be more sensitive to economic conditions than lower yielding, higher rated fixed income securities. The Fund may acquire securities in default, and is not obligated to dispose of securities whose issuers subsequently default. As of December 31, 1999, securities with an aggregate market value of $28,406, representing 0.01% of the Fund's net assets, were in default.
--------------------------------------------------------------------------------
Foreign Currency Translation. The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.
        The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.
--------------------------------------------------------------------------------
Repurchase Agreements. The Fund requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.
--------------------------------------------------------------------------------
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
--------------------------------------------------------------------------------
Federal Taxes. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carry-overs, to shareholders. Therefore, no federal income or excise tax provision is required. As of December 31, 1999, the Fund had available for federal income tax purposes an unused capital loss carryover of approximately $16,500,000, which expires between 2002 and 2007.

37 OPPENHEIMER BOND FUND

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS Continued
--------------------------------------------------------------------------------

================================================================================
1. Significant Accounting Policies Continued

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.
--------------------------------------------------------------------------------
Classification of Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes primarily because of paydown gains and losses and the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.
     The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended December 31, 1999, amounts have been reclassified to reflect a decrease in paid- in capital of $380,697, a decrease in undistributed net investment income of $46,306, and a decrease in accumulated net realized loss on investments of $427,003.
--------------------------------------------------------------------------------
Expense Offset Arrangements. Expenses paid indirectly represent a reduction of custodian fees for earnings on cash balances maintained by the Fund.
--------------------------------------------------------------------------------
Other. Investment transactions are accounted for as of trade date and dividend income is recorded on the ex-dividend date. Discount on securities purchased is amortized over the life of the respective securities, in accordance with federal income tax requirements. Realized gains and losses on investments and options written and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes. Dividends-in-kind are recognized as income on the ex-dividend date, at the current market value of the underlying security. Interest on payment-in-kind debt instruments is accrued as income at the coupon rate and a market adjustment is made periodically.
     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

38 OPPENHEIMER BOND FUND

================================================================================
2. Shares of Beneficial Interest

The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:



                                     Year Ended December 31,1999  Year Ended December 31,1998
                                       Shares       Amount          Shares        Amount
------------------------------------------------------------------------------------------------
Class A
Sold                                7,601,510    $ 79,476,026       6,327,132    $ 68,506,645
Dividends and/or distributions
reinvested                          1,198,033      12,396,430         929,158      10,176,270
Acquisition--Note 9                        --              --       2,792,886      30,889,321
Redeemed                           (9,387,618)    (96,660,898)     (4,721,024)    (51,670,776)
                                   ----------------------------------------------------------
Net increase (decrease)              (588,075)   $ (4,788,442)      5,328,152    $ 57,901,460
                                   ==========================================================
---------------------------------------------------------------------------------------------
Class B
Sold                                4,714,675    $ 49,226,055       5,173,605    $ 56,405,052
Dividends and distributions
reinvested                            402,538       4,154,699         235,563       2,578,186
Acquisition--Note 9                        --              --          85,738         947,405
Redeemed                           (3,708,753)    (38,380,584)     (1,783,066)    (19,480,859)
                                   ----------------------------------------------------------
Net increase                        1,408,460    $ 15,000,170       3,711,840    $ 40,449,784
                                   ==========================================================
---------------------------------------------------------------------------------------------
Class C
Sold                                1,334,801    $ 13,962,276       1,595,718    $ 17,436,546
Dividends and distributions
reinvested                            102,081       1,054,381          58,558         641,296
Acquisition--Note 9                        --              --           8,740          96,665
Redeemed                           (1,021,671)    (10,595,924)       (494,157)     (5,387,814)
                                   ----------------------------------------------------------
Net increase                          415,211    $  4,420,733       1,168,859    $ 12,786,693
                                   ==========================================================
---------------------------------------------------------------------------------------------
Class Y
Sold                                   18,627    $    187,967              92    $        999
                                   ----------------------------------------------------------
Net increase                           18,627    $    187,967              92    $        999
                                   ==========================================================

=============================================================================================

3. Unrealized Gains and Losses on Securities

As of December 31, 1999, net unrealized depreciation on securities and options written of $15,900,953 was composed of gross appreciation of $3,974,708, and gross depreciation of $19,875,661.

39 OPPENHEIMER BOND FUND

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS Continued
--------------------------------------------------------------------------------

================================================================================
4. Management Fees and Other Transactions with Affiliates

Management Fees. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.75% of the first $200 million of average annual net assets of the Fund, 0.72% of the next $200 million, 0.69% of the next $200 million, 0.66% of the next $200 million, 0.60% of the next $200 million and 0.50% of average annual net assets in excess of $1 billion. The Fund's management fee for the year ended December 31, 1999, was 0.74% of the average annual net assets for each class of shares.
--------------------------------------------------------------------------------
Transfer Agent Fees. OppenheimerFunds Services (OFS), a division of the
Manager, is the transfer and shareholder servicing agent for the Fund and for other Oppenheimer funds. OFS's total costs of providing such services are allocated ratably to these funds.
--------------------------------------------------------------------------------
Distribution and Service Plan Fees. Under its General Distributor's Agreement with the Manager, the Distributor acts as the Fund's principal underwriter in the continuous public offering of the different classes of shares of the Fund.

The compensation paid to (or retained by) the Distributor from the sale of shares or on the redemption of shares is shown in the table below for the period indicated.


                        Aggregate       Class A   Commissions     Commissions     Commissions
                        Front-End     Front-End    on Class A      on Class B      on Class C
                    Sales Charges  Sales Charges       Shares          Shares          Shares
                       on Class A   Retained by   Advanced by     Advanced by     Advanced by
Year Ended                 Shares   Distributor  Distributor/1/  Distributor/1/  Distributor/1/
------------------------------------------------------------------------------------------------
December 31, 1999        $782,752      $223,035       $184,997      $1,411,106        $114,046

/1./ The Distributor advances commission payments to dealers for certain sales of Class A shares and for sales of Class B and Class C shares from its own resources at the time of sale.


                                 Class A                  Class B                   Class C
                     Contingent Deferred      Contingent Deferred       Contingent Deferred
                           Sales Charges            Sales Charges             Sales Charges
Year Ended       Retained by Distributor  Retained by Distributor   Retained by Distributor
--------------------------------------------------------------------------------------------
December 31, 1999                $22,318                 $363,916                   $14,554


The Fund has adopted a Service Plan for Class A shares and Distribution and Service Plans for Class B and Class C shares under Rule 12b-1 of the Investment Company Act. Under those plans the Fund pays the Distributor for all or a portion of its costs incurred in connection with the distribution and/or servicing of the shares of the particular class.

40 OPPENHEIMER BOND FUND

--------------------------------------------------------------------------------
Class A Service Plan Fees. Under the Class A service plan, the Distributor currently uses the fees it receives from the Fund to pay brokers, dealers and other financial institutions. The Class A service plan permits reimbursements to the Distributor at a rate of up to 0.25% of average annual net assets of Class
A shares purchased. The Distributor makes payments to plan recipients quarterly at an annual rate not to exceed 0.25% of the average annual net assets consisting of Class A shares of the Fund. For the fiscal year ended December 31, 1999, payments under the Class A Plan totaled $616,965, all of which was paid by the Distributor to recipients. That included $195,670 paid to an affiliate of the Manager. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years.
--------------------------------------------------------------------------------
Class B and Class C Distribution and Service Plan Fees. Under each plan, service fees and distribution fees are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day during the period. The Class B and Class C plans provide for the Distributor to be compensated at a flat rate, whether the Distributor's distribution expenses are more or less than the amounts paid by the Fund under the plan during the period for which the fee is paid.
     The Distributor retains the asset-based sales charge on Class B shares. The Distributor retains the asset-based sales charge on Class C shares during the first year the shares are outstanding. The asset-based sales charges on Class B and Class C shares allow investors to buy shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell those shares.
     The Distributor's actual expenses in selling Class B and Class C shares may be more than the payments it receives from the contingent deferred sales charges collected on redeemed shares and asset-based sales charges from the Fund under the plans. If any plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to the Distributor for distributing shares before the plan was terminated. The plans allow for the carry-forward of distribution expenses, to be recovered from asset-based sales charges in subsequent fiscal periods.

Distribution fees paid to the Distributor for the year ended
December 31,1999,were as follows:



                                                           Distributor's      Distributor's
                                                               Aggregate     Unreimbursed
                                                            Unreimbursed     Expenses as %
                     Total Payments     Amount Retained         Expenses     of Net Assets
                         Under Plan     by Distributor        Under Plan         of Class
---------------------------------------------------------------------------------------------
Class B Plan              $952,652          $819,411         $3,114,109            3.28%
Class C Plan               242,111           138,363            350,315            1.45


41 OPPENHEIMER BOND FUND

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS Continued
--------------------------------------------------------------------------------

================================================================================
5. Foreign Currency Contracts

A foreign currency contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. The Fund may enter into foreign currency contracts for operational purposes and to seek to protect against adverse exchange rate fluctuations. Risks to the Fund include the potential inability of the counterparty to meet the terms of the contract.
     The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates as provided by a reliable bank, dealer or pricing service. Unrealized appreciation and depreciation on foreign currency contracts are reported in the Statement of Assets and Liabilities.
     The Fund may realize a gain or loss upon the closing or settlement of the foreign currency transactions. Realized gains and losses are reported with all other foreign currency gains and losses in the Statement of Operations.
     Securities denominated in foreign currency to cover net exposure on outstanding foreign currency contracts are noted in the Statement of Investments where applicable.
================================================================================

6. Futures Contracts

The Fund may buy and sell futures contracts in order to gain exposure to or to seek to protect against changes in interest rates. The Fund may also buy or write put or call options on these futures contracts.
     The Fund generally sells futures contracts to hedge against increases in interest rates and the resulting negative effect on the value of fixed rate portfolio securities. The Fund may also purchase futures contracts to gain exposure to changes in interest rates as it may be more efficient or cost effective than actually buying fixed income securities.
     Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund may recognize a realized gain or loss when the contract is closed or expires.
     Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. The Statement of Assets and Liabilities reflects a receivable and/or payable for the daily mark to market for variation margin.
     Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

42 OPPENHEIMER BOND FUND

As of December 31, 1999, the Fund had outstanding futures contracts as follows:



                                                                             Unrealized
                             Expiration       Number of  Valuation as of    Appreciation
Contract Description               Date       Contracts  December 31, 1999 (Depreciation)
-----------------------------------------------------------------------------------------------
Contracts to Purchase
U.S. Treasury Nts., 5 yr.        3/22/00           544     $53,320,500       $(319,633)
U.S. Treasury Nts., 10 yr.       3/22/00           119      11,407,266        (111,664)
                                                                             ---------
                                                                              (431,297)
                                                                             ---------
Contracts to Sell
Federal Funds Interest Rate      1/31/00           174      68,557,859         (39,878)
U.S. Treasury Bonds, 20 yr.      3/22/00            33       3,000,938          23,156
                                                                             ---------
                                                                               (16,722)
                                                                             ---------
                                                                             $(448,019)
                                                                             =========

================================================================================
7.Option Activity

The Fund may buy and sell put and call options, or write put and covered call options on portfolio securities in order to produce incremental earnings or protect against changes in the value of portfolio securities.
     The Fund generally purchases put options or writes covered call options to hedge against adverse movements in the value of portfolio holdings. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.
     Options are valued daily based upon the last sale price on the principal exchange on which the option is traded and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss upon the expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid.
     Securities designated to cover outstanding call options are noted in the Statement of Investments where applicable. Shares subject to call, expiration date, exercise price, premium received and market value are detailed in a note to the Statement of Investments. Options written are reported as a liability in the Statement of Assets and Liabilities. Gains and losses are reported in the Statement of Operations.
     The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

43 OPPENHEIMER BOND FUND

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS Continued
--------------------------------------------------------------------------------

================================================================================
7. Option Activity Continued


Written option activity for the year ended December 31, 1999 was as follows:

                                                           Put Options
                                                ----------------------
                                                Number of    Amount of
                                                  Options     Premiums
----------------------------------------------------------------------
Options outstanding as of December 31, 1998          --    $      --
Options written                                     630      521,850
ptions closed or expired                           (455)    (344,991)
                                                   -------------------
Options outstanding as of December 31, 1999         175    $ 176,859
                                                   ===================

================================================================================
8. Illiquid or Restricted Securities

As of December 31, 1999, investments in securities included issues that are illiquid or restricted. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Trustees as reflecting fair value. A security may also be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund intends to invest no more than 10% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid or restricted securities. Certain restricted securities, eligible for resale to qualified institutional investors, are not subject to that limitation. The aggregate value of illiquid or restricted securities subject to this limitation as of December 31, 1999,was $25,984,829, which represents 7.65% of the Fund's net assets, of which $406,949 is considered restricted. Information concerning restricted securities is as follows:



                                                                                  Valuation
                                                                             Per Unit as of
Security                                  Acquisition Date  Cost Per Unit  December 31, 1999
--------------------------------------------------------------------------------------------
Bonds
TAG Heuer International SA,12% Sr. Sub. Nts.,
12/15/05                                           12/8/95       100.000%       109.658%

Stocks and Warrants
Real Time Data Wts., Exp.5/31/04                  6/30/99          $0.01         $0.01

44 OPPENHEIMER BOND FUND

================================================================================
9. Acquisition of Oppenheimer LifeSpan Income Fund

On June 12, 1998, the Fund acquired all the net assets of Oppenheimer LifeSpan Income Fund, pursuant to an agreement and plan of reorganization approved by the Oppenheimer LifeSpan Income Fund shareholders on June 9, 1998. The Fund issued 2,793,467, 85,715 and 8,737 shares of beneficial interest for Class A, Class B, and Class C, respectively, valued at $30,889,321, $947,405 and $96,665 in exchange for the net assets, resulting in combined Class A net assets of $230,808,283, Class B net assets of $59,193,669 and Class C net assets of $13,957,428 on June 12, 1998. The net assets acquired included net unrealized appreciation of $514,326. The exchange qualified as a tax-free reorganization for federal income tax purposes.
================================================================================
10. Bank Borrowings

The Fund may borrow from a bank for temporary or emergency purposes including, without limitation, funding of shareholder redemptions provided asset coverage for borrowings exceeds 300%. The Fund has entered into an agreement which enables it to participate with other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $400 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.45%. Borrowings are payable 30 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.08% per annum.
     The Fund had no borrowings outstanding during the year ended
December 31, 1999.

45 OPPENHEIMER BOND FUND

--------------------------------------------------------------------------------
INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------

================================================================================
To the Board of Trustees and Shareholders of Oppenheimer Bond Fund:

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Oppenheimer Bond Fund as of December 31, 1999, the related statement of operations for the year then ended, the statements of changes in net assets for the years ended December 31, 1999 and 1998 and the financial highlights for the period January 1, 1995 to December 31, 1999. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1999, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing pro-cedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement pre-sentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Oppenheimer Bond Fund as of December 31, 1999, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods, in conformity with generally accepted accounting principles.

Deloitte & Touche LLP

Denver, Colorado
January 24, 2000

46 OPPENHEIMER BOND FUND

--------------------------------------------------------------------------------
FEDERAL INCOME TAX INFORMATION Unaudited
--------------------------------------------------------------------------------

================================================================================
In early 2000 shareholders will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 1999. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.
     Dividends paid by the Fund during the fiscal year ended December
31,1999, which are not designated as capital gain distributions should be multiplied by 3.94% to arrive at the net amount eligible for the corporate dividend-received deduction.
     The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

47 OPPENHEIMER BOND FUND

--------------------------------------------------------------------------------
OPPENHEIMER BOND FUND
--------------------------------------------------------------------------------

A Series of Oppenheimer Integrity Funds
================================================================================

Officers and Trustees     James C. Swain, Trustee and Chairman of the Board
                          Bridget A. Macaskill, President
                          William H. Armstrong, Trustee
                          Robert G. Avis, Trustee
                          William A. Baker, Trustee
                          Jon S. Fossel, Trustee
                          Sam Freedman, Trustee
                          Raymond J. Kalinowski, Trustee
                          C. Howard Kast, Trustee
                          Robert M. Kirchner, Trustee
                          Ned M. Steel, Trustee
                          David P. Negri, Vice President
                          John S. Kowalik, Vice President
                          Andrew J. Donohue, Vice President and Secretary
                          Brian W. Wixted, Treasurer
                          Robert G. Zack, Assistant Secretary
                          Robert J. Bishop, Assistant Treasurer
                          Scott T. Farrar, Assistant Treasurer

================================================================================
Investment Advisor        OppenheimerFunds, Inc.
================================================================================
Distributor               OppenheimerFunds Distributor, Inc.
================================================================================
Transfer and Shareholder  OppenheimerFunds Services
Servicing Agent
================================================================================
Custodian of              The Bank of New York
Portfolio Securities
================================================================================
Independent Auditors      Deloitte & Touche LLP
================================================================================
Legal Counsel             Myer, Swanson, Adams & Wolf, P.C.

                          This is a copy of a report to shareholders of Oppenheimer Bond Fund. This report must be preceded by a Prospectus of Oppenheimer Bond Fund. For material information concerning the Fund, see the Prospectus.

                          Shares of Oppenheimer funds are not deposits or obligations of anybank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

48 OPPENHEIMER BOND FUND

--------------------------------------------------------------------------------
OPPENHEIMERFUNDS FAMILY
--------------------------------------------------------------------------------


==================================================================================================================
Global Equity
                               Developing Markets Fund            Global Fund
                               International Small Company        Quest Global Value Fund
                               Fund
                               Europe Fund                        Global Growth & Income Fund
                               International Growth Fund
==================================================================================================================
Equity
                               Stock                              Stock & Bond
                               Enterprise Fund/1/                 Main Street(R) Growth & Income Fund
                               Discovery Fund                     Quest Opportunity Value Fund
                               Main Street(R) Small Cap Fund      Total Return Fund
                               Quest Small Cap Value Fund         Quest Balanced Value Fund
                               MidCap Fund                        Capital Income Fund/2/
                               Capital Appreciation Fund          Multiple Strategies Fund
                               Growth Fund                        Disciplined Allocation Fund
                               Disciplined Value Fund             Convertible Securities Fund
                               Quest Value Fund
                                                                  Specialty
                                                                  Real Asset Fund
                                                                  Gold & Special Minerals Fund
==================================================================================================================
Fixed Income
                               Taxable                            Municipal
                               International Bond Fund            California Municipal Fund/3/
                               World Bond Fund                    Florida Municipal Fund/3/
                               High Yield Fund                    New Jersey Municipal Fund/3/
                               Champion Income Fund               New York Municipal Fund/3/
                               Strategic Income Fund              Pennsylvania Municipal Fund/3/
                               Bond Fund                          Municipal Bond Fund
                               U.S.Government Trust               Insured Municipal Fund
                               Limited-Term Government            Intermediate Municipal Fund
                               Fund

                                                                  Rochester Division
                                                                  Rochester Fund Municipals
                                                                  Limited Term New York Municipal Fund
==================================================================================================================
Money Market/4/
                               Money Market Fund                  Cash Reserves



1. Effective July 1, 1999, this fund is closed to new investors. See prospectus for details.
2. On 4/1/99, the Fund's name was changed from "Oppenheimer Equity Income
Fund."
3. Available to investors only in certain states.
4. An investment in money market funds is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although these funds may seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these funds. Oppenheimer funds are distributed by OppenheimerFunds Distributor,Inc., Two World Trade Center, New York, NY 10048-0203.
(C) Copyright 1999 OppenheimerFunds,Inc. All rights reserved.

49 OPPENHEIMER BOND FUND

--------------------------------------------------------------------------------
INFORMATION AND SERVICES
--------------------------------------------------------------------------------


                         As an Oppenheimer fund shareholder,you can benefit from special services designed to make investing simple.Whether it's automatic investment plans,timely market updates,or immediate account access,you can count on us whenever you need assistance.So call us today,or visit our website--we're here to help.

--------------------------------------------------------------------------------
                         Internet
                         24-hr access to account information and transactions www.oppenheimerfunds.com
                         -------------------------------------------------------
                         General Information
                         Mon-Fri 8:30am-9pm ET, Sat 10am-4pm ET
                         1.800.525.7048
                         -------------------------------------------------------
                         Telephone Transactions
                         Mon-Fri 8:30am-9pm ET, Sat 10am-4pm ET
                         1.800.852.8457
                         -------------------------------------------------------
                         PhoneLink
                         24-hr automated information and automated transactions
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                         -------------------------------------------------------
                         Telecommunications Device for the Deaf (TDD)
                         Mon-Fri 8:30am-7pm ET
                         1.800.843.4461
                         -------------------------------------------------------
                         OppenheimerFunds Information Hotline
                         24 hours a day,timely and insightful messages on the economy and issues that may affect your investments 1.800.835.3104
                         -------------------------------------------------------
                         Transfer and Shareholder Servicing Agent
                         OppenheimerFunds Services P.O.Box 5270,Denver,CO 80217-5270
--------------------------------------------------------------------------------


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